Exhibit 4.3(a)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

CUSIP NO.

[ISIN: ]

[Common Code: ]

REGISTERED PRINCIPAL AMOUNT $

No. FX -

KEYCORP

FORM OF

SENIOR MEDIUM-TERM NOTE, SERIES U

(FIXED RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [_______________] (“[______]”) or a nominee of [___________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [____________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [____________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [____________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [____________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

EXCHANGE RATE AGENT:

PAYING AGENT:

PLACE OF PAYMENT:

OPTION TO RECEIVE PAYMENTS IN

SPECIFIED CURRENCY OTHER THAN

U.S. DOLLARS: ☐ YES ☐ NO

INTEREST RATE:

COMPUTATION PERIOD:

INTEREST PAYMENT DATES IF OTHER THAN

JUNE 15 AND DECEMBER 15:

REGULAR RECORD DATES:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

DAY COUNT CONVENTION:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MAKE-WHOLE REDEMPTION OPTION

(   %):

☐ YES ☐ NO

FIRST PAR CALL DATE:

PAR CALL DATE:

OPTION TO ELECT REPAYMENT: ☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

OPTIONAL EXTENSION OF MATURITY: ☐ YES ☐ NO

LENGTH OF EXTENSION PERIOD:

NUMBER OF EXTENSION PERIODS:

TOTAL AMOUNT OF OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

SINKING FUND:

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________] or registered assigns, the principal sum of [__________________ DOLLARS ($ )] on the Stated Maturity shown above (except to the extent redeemed, repaid, renewed or extended prior to the Stated Maturity) and to pay interest on such principal sum at the Interest Rate shown above from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest, if any, has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on [________] (unless other Interest Payment Dates are shown on the face hereof and except as provided in the next succeeding paragraph) (each, an “Interest Payment Date”) until the principal hereof is paid or made available for payment and on the Stated Maturity, any Redemption Date or Repayment Date (such terms are together hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest will accrue from and after the Maturity Date or Interest Payment Date as a result of such delayed payment.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (ii) for notes denominated in the euro or with a base rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in London are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iii) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency, or (ii) the capital city of the country to which the designated currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency) Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

Any interest hereon is accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest, if any, has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid) to, but excluding, the succeeding Interest Payment Date or the Maturity Date, as the case may be. The interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (each, a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest, if any, for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder hereof on such next succeeding Regular Record Date; and provided further that interest, if any, payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

Unless otherwise specified on the face hereof, interest on this Security, if any, will be computed and paid on the basis of a 360-day year of twelve 30-day months.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES U

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to a senior indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of May 23, 2022, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof that is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default, Covenant Breach or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Section 3. Redemption. (a) If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage, if more than 100%, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(b) If the face hereof specifies that the Notes include a make-whole redemption option, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, on or after the date that is 180 days from issue date of such Notes (or, if additional tranches of such Notes are issued after the original issue date, beginning 180 days after the issue date of such additional Notes), and, if the Notes include a first par call date, prior to the first par call date, or, if the Notes do not include a first par call date but include a par call date, prior to the par call date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Assumed Maturity Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Redemption Treasury Rate (as defined below) plus the make-whole redemption spread specified on the face hereof less (b) interest accrued on such Notes to, and excluding, the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a first par call date, then, on the first par call date, the Notes will be redeemable at the Company’s option, in whole, but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a par call date, then, on and after the par call date, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

“Assumed Maturity Date” means (a) if the Notes include neither a first par call date nor a par call date, the Maturity Date of the Notes, (b) if the Notes include a first par call date, the first par call date, or (c) if the Notes do not include a first par call date but include a par call date, the par call date.

“Redemption Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Redemption Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the H.15 Daily Update under the caption H.15 TCM. In determining the Redemption Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on the H.15 Daily Update exactly equal to the period from the applicable Redemption Date to the Assumed Maturity Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately shorter than and one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately longer than the Remaining Life—and shall interpolate to the Assumed Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on the H.15 Daily Update shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on the H.15 Daily Update closest to the Remaining Life.

For purposes of this paragraph, the applicable Treasury constant maturity or maturities on the H.15 Daily Update shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date the H.15 TCM is no longer included therein, the Company will calculate the Redemption Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such applicable Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Assumed Maturity Date, as applicable. If there is no United States Treasury security maturing on the Assumed Maturity Date but there are two or more United States Treasury securities with a Maturity Date equally distant from the Assumed Maturity Date, one with a Maturity Date preceding the Assumed Maturity Date and one with a Maturity Date following the Assumed Maturity Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Assumed Maturity Date. If there are two or more United States Treasury securities maturing on the Assumed Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Redemption Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 4. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 5. Sinking Fund. Unless otherwise specified on the face hereof, this Security will not be subject to any sinking fund.

Section 6. Discount Securities. If this Security (such Security being referred to as a “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 7. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 8. Ranking; Obligations of the Company Absolute. The Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 9. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults, Covenant Breaches and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 10. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 11. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default or Covenant Breach occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 12. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 13. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 14. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
(Cust.) (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address, including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:
_________________________

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(b)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

CUSIP NO.

[ISIN: ]

[Common Code: ]

REGISTERED PRINCIPAL AMOUNT $

No. FL -

KEYCORP

FORM OF

SENIOR MEDIUM-TERM NOTE, SERIES U

(FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [______________] (“[_____]”) or a nominee of [________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [______________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [______________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [______________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [______________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

BASE RATE:

INITIAL INTEREST RATE:

INDEX MATURITY:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

CALCULATION AGENT:

CALCULATION DATE:

SINKING FUND:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST DETERMINATION DATE:

INTEREST RESET PERIOD:

INTEREST RESET DATES:

INTEREST PAYMENT PERIOD:

INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

OPTION TO ELECT REPAYMENT: ☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MAKE-WHOLE REDEMPTION OPTION

(   %):

☐ YES ☐ NO

FIRST PAR CALL DATE:

PAR CALL DATE:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES  ☐ NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN

SPECIFIED CURRENCY OTHER THAN U.S.

DOLLARS:

☐ YES  ☐ NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES  ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES  ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount

Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_________], or registered assigns, the principal sum of [___________________Dollars ($)] on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest on such principal sum at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date (if the first Interest Reset Date is later than the Original Issue Date) and thereafter at the interest rate determined by reference to the Base Rate shown above, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or duly made available for payment. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided in the next succeeding paragraph) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date (but not the Maturity Date) that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day) as described on the reverse hereof. If the Maturity Date is not a Business Day, principal, premium, if any, or interest, if any, shall be paid on the next succeeding Business Day, and no interest will accrue from and after the Maturity Date.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for SOFR Notes, the term Business Day means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; (ii) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (iii) for notes denominated in the euro or with a Base Rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iv) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the designated currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency), Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:
Name:
Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES U

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of May 23, 2022, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default, Covenant Breach or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to the calculation of interest on this Security. If the first Interest Reset Date is later than the Original Issue Date, this Security will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually or on some other basis (each, an “Interest Reset Period”) as specified in the applicable pricing supplement. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth in the applicable pricing supplement; and (vi) annually, the third Wednesday of one month of each year set forth in the applicable pricing supplement. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is SOFR, CORRA or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. The Interest Determination Date pertaining to an Interest Reset Date for this Security (unless the Base Rate set forth on the face hereof is SOFR, CORRA, EURIBOR, or Treasury Rate) will be the second Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is EURIBOR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the second T2 Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is SOFR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be as set forth below in the “—Determination of SOFR” section and as set forth on the face hereof. If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale. If the Base Rate set forth on the face hereof is the CORRA, the Interest Determination Date shall be the Interest Reset Date (the “CORRA Interest Determination Date”).

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, (i) for notes with interest payable monthly, the third Wednesday of each month; (ii) for notes with interest payable quarterly, the third Wednesday of March, June, September and December of each year; (iii) for notes with interest payable semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (iv) for notes with interest payable annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue or be paid on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360 (unless the Base Rate set forth on the face hereof is the Treasury Rate, CORRA or CMT Rate), (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate or CMT Rate, or (3) by 365 if the Base Rate set forth on the face hereof is CORRA. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CORRA. If the Base Rate set forth on the face hereof is CORRA, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Canadian Overnight Repo Rate Average, commonly referred to as CORRA, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the interest rate for each relevant interest period will be determined by the Calculation Agent on each Interest Determination Date relating to a floating rate note for which the interest rate is determined with reference to CORRA (a “CORRA Interest Determination Date”), at a Base Rate equal to compounded daily CORRA (“compounded CORRA”), calculated as described below or by any other method of calculation specified on the face hereof. The CORRA Interest Determination Date for a CORRA Note means the day that is the number of Toronto banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the CORRA Interest Determination Date for each interest period will be two Toronto banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

The amount of interest accrued and payable on the CORRA Notes for each interest period will be calculated by the Calculation Agent and will be equal to the product of (i) the outstanding principal amount of the CORRA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 365.

The Calculation Agent will determine compounded CORRA for each applicable interest period in accordance with the formula below, and with respect to the observation period relating to such interest period. Compounded CORRA, the interest rate and accrued interest for each interest period will be determined by the Calculation Agent in arrears for each applicable interest period as soon as reasonably practicable on or after the last day of the applicable observation period related to such interest period and prior to the relevant interest payment date. The Calculation Agent will notify the Company of compounded CORRA and such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the interest payment date.

Compounded CORRA Notes with Observation Shift

“Compounded CORRA” means, for any observation period, the rate of return of a daily compounded interest investment calculated in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.00000005 being rounded upwards:

where:

“d” for any observation period, means the number of calendar days in the relevant observation period;

“d0” for any observation period, is the number of Toronto banking days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant Toronto banking day in chronological order from, and including, the first Toronto banking day in the relevant observation period;

“ni” for any Toronto banking day “i” in the relevant observation period, means the number of calendar days from, and including, such Toronto banking day “i” to, but excluding, the following Toronto banking day (which is “i” + 1);

“CORRAi” means, in respect of any Toronto banking day “i” in the relevant observation period, a reference rate equal to the daily Canada Overnight Repo Rate Average for such Toronto banking day, as published by the Bank of Canada, as the administrator of CORRA (or any successor administrator of CORRA), on the website of the Bank of Canada or any successor website, or such other source or page as is specified on the face hereof or, if the Bank of Canada’s website or such other source or page as is specified on the face hereof, as applicable, is unavailable, as otherwise published by such authorized distributors (in each case, at approximately 11:00 a.m., Toronto time (or such other time as is specified on the face hereof)), on the immediately following Toronto banking day, which is Toronto banking day “i”+ 1;

“observation period” means, in respect of each observation period, the period from, and including, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the interest payment date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date); and

“Toronto banking day” means a day on which Schedule I banks under the Bank Act (Canada) are open for business in the city of Toronto, Canada, other than a Saturday or a Sunday or a public holiday in Toronto (or such revised regular publication calendar for CORRA or an Applicable Fallback Rate as may be adopted by the administrator of CORRA from time to time).

If neither the administrator nor authorized distributors provide or publish CORRA and an Index Cessation Effective Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

Notwithstanding the foregoing, upon the occurrence of an Index Cessation Event, the terms and provisions set forth under “—Effect of an Index Cessation Event — CORRA” will apply to the CORRA Notes.

Effect of an Index Cessation Event — CORRA

Upon the occurrence of an Index Cessation Event and related Index Cessation Effective Date, the interest rate for a CORRA Interest Determination Date that occurs on or after such Index Cessation Effective Date will be the CAD Recommended Rate determined in accordance with (i) and (ii) below, to which the Calculation Agent will apply the most recently published spread and make such adjustments as are necessary to account for any difference in the term, structure or tenor of the CAD Recommended Rate in comparison to CORRA, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, and notifies to the Calculation Agent, are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such Applicable Fallback Rate for debt obligations comparable to the CORRA Notes in such circumstances:

(i)

Index Cessation Effective Date with respect to CORRA. If there is a CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA but neither the administrator nor authorized distributors provide or publish the CAD Recommended Rate and an Index Cessation Effective Date with respect to the CAD Recommended Rate has not occurred, then, in respect of any day for which the CAD Recommended Rate is required, references to the CAD Recommended Rate will be deemed to be references to the last provided or published CAD Recommended Rate.

(ii)

No CAD Recommended Rate or Index Cessation Effective Date with respect to CAD Recommended Rate. If there is no CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA, or there is a CAD Recommended Rate and an Index Cessation Effective Date subsequently occurs with respect to such CAD Recommended Rate, then the Base Rate for a CORRA Interest Determination Date that occurs on or after such applicable Index Cessation Effective Date will be the BOC Target Rate (as defined below). If neither the administrator nor authorized distributors provide or publish the BOC Target Rate and an Index Cessation Effective Date with respect to the BOC Target Rate has not occurred, then, in respect of any day for which the BOC Target Rate is required, references to the BOC Target Rate will be deemed to be references to the last provided or published BOC Target Rate.

Applicable Fallback Rate Conforming Changes. Notwithstanding the foregoing, in connection with the implementation of an Applicable Fallback Rate, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, may make such adjustments to the Applicable Fallback Rate or the spread thereon, if any, as well as the business day convention, the calendar day count convention, interest determination dates, interest reset dates and related provisions and definitions (including observation dates for reference rates), in each case that are consistent with accepted market practice for the use of the Applicable Fallback Rate for debt obligations such as the CORRA Notes in such circumstances.

Any determination, decision or election that may be made by the Company or the Calculation Agent, as applicable, in relation to the Applicable Fallback Rate, including any determination with respect to an adjustment or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding, absent manifest error; (ii) if made by the Company, will be made in the Company’s sole discretion, or, as applicable, if made by the Calculation Agent will be made after consultation with the Company and the Calculation Agent will not make any such determination, decision or election to which the Company objects and will have no liability for not making any such determination, decision or election; and (iii) shall become effective without consent from the holders of the CORRA Notes or any other party.

Definitions. As used in the foregoing terms and provisions relating to the determination of CORRA:

“Applicable Fallback Rate” means the CAD Recommended Rate, or the BOC Target Rate, as applicable;

“BOC Target Rate” means the Bank of Canada’s target for the overnight rate as set by the Bank of Canada and published on the Bank of Canada’s website or, if the Bank of Canada does not target a single rate, the mid-point of the target range set by the Bank of Canada and so published (calculated as the arithmetic average of the upper bound of the target range and the lower bound of the target range, rounded, if necessary, to the nearest second decimal place, 0.005 being rounded upwards);

“CAD Recommended Rate” means the rate (inclusive of any spreads or adjustments) recommended as the replacement for CORRA by a committee officially endorsed or convened by the Bank of Canada for the purpose of recommending a replacement for CORRA (which rate may be produced by the Bank of Canada or another administrator) and as provided by the administrator of that rate or, if that rate is not provided by the administrator thereof (or a successor administrator), published by an authorized distributor;

“Index Cessation Effective Date” means, in respect of an Index Cessation Event, the first date on which CORRA or the Applicable Fallback Rate, as applicable, is no longer provided. If CORRA or the Applicable Fallback Rate, as applicable, ceases to be provided on the same day that it is required to determine the Base Rate for an interest period pursuant to the terms of an applicable series of CORRA Notes but it was provided at the time at which it is to be observed pursuant to the terms and provisions of such series of CORRA Notes (or, if no such time is specified in the terms and provisions of such series, at the time at which it is ordinarily published), then the Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

“Index Cessation Event” means:

(A)

a public statement or publication of information by or on behalf of the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, announcing that it has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable; or

(B)

a public statement or publication of information by the regulatory supervisor for the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, the Bank of Canada, an insolvency official with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, a resolution authority with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, which states that the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i) If “Refinitiv Page FRBCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily statistical release published by the Federal Reserve Board available through its website at https://www.federalreserve.gov/releases/h15/, or any successor site or publication, and designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation) (“H.15 Daily Update”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”), as such yield is displayed on Refinitiv (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Refinitiv Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Refinitiv Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rate does not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in the H.15 Daily Update. (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the Agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-

maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, that if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

(ii) If “Refinitiv Page FEDCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the H.15 Daily Update under the caption H.15 TCM as such yield is displayed on Refinitiv on page FEDCMT (or any other page as may replace such page on such service) (“Refinitiv Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. The Calculation Agent will follow the following procedures if the Refinitiv Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rates required to compute such average yield do not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. (c) If the Federal Reserve Board does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper - Nonfinancial.” If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in U.S. dollar commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on such Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR Interest Determination Date, which is the second T2 Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a Base Rate equal to the interest rate for deposits in euro designated as “EURIBOR” as sponsored, calculated and published by EMMI having the index maturity specified on the face hereof, as that rate appears on Refinitiv Page EURIBOR01 (or any other page as may replace such page on such service) (“Refinitiv Page EURIBOR01”) as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.

Unless otherwise specified on the face hereof, the following procedures will be followed if EURIBOR cannot be determined as described above:

(I) If the rate described above does not appear on Refinitiv Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent, after consultation with the Company: euro deposits having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of those quotations.

(II) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

(III) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial Base Rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company or its designee determines that a Benchmark Event has occurred in relation to any Notes that reference EURIBOR, then, pursuant to the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR,” the Company will use reasonable efforts to appoint an Independent Financial Adviser for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR” shall, in such circumstances, apply to the EURIBOR Notes.

Benchmark Discontinuation—Reference Rate Replacement—EURIBOR

Notwithstanding the foregoing, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that a Benchmark Event (as defined below) has occurred when any interest rate (or the relevant component part thereof) remains to be determined by reference to EURIBOR, then the following provisions shall apply:

•

the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an alternative rate (the “Alternative Benchmark Rate”) and, in either case, an alternative screen page or source (the “Alternative Relevant Screen Page”) and an Adjustment Spread (as defined below) (if applicable) no later than three Business Days prior to the relevant Interest Determination Date relating to the next succeeding interest period (the “IA Determination Cut-off Date”) for purposes of determining the interest rate applicable to the Notes for all future interest periods;

•

the Alternative Benchmark Rate will be such rate as the Company and the Independent Financial Adviser agree has replaced the relevant reference rate in customary market usage for the purposes of determining the applicable interest rate or, if the Company and the Independent Financial Adviser agree that there is no such rate, such other rate as the Company and the Independent Financial Adviser agree is most comparable to the relevant reference rate, and the Alternative Relevant Screen Page shall be such page of an information service as displays the Alternative Benchmark Rate;

•

if the Company is unable to appoint an Independent Financial Adviser, or if the Company and the Independent Financial Adviser cannot agree upon, or cannot select a Successor Rate or an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the IA Determination Cut-off Date in accordance with the clause immediately above, then the Company may determine which (if any) rate has replaced the relevant reference rate in customary market usage for purposes of determining the applicable interest rate or, if the Company determines that there is no such rate, which (if any) rate is most comparable to the relevant reference rate, and the Alternative Benchmark Rate will be the rate so determined by the Company, and the Alternative Relevant Screen Page will be such page of an information service as displays the Alternative Benchmark Rate; provided, however, that if this clause applies and the Company is unable or unwilling to determine an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the Interest Determination Date relating to the next succeeding interest period in accordance with this clause, the reference rate applicable to such interest period will be determined pursuant to the interest rate provisions for Notes referencing EURIBOR as applicable and as outlined above under the captions “EURIBOR Notes”;

•

if a Successor Rate or an Alternative Benchmark Rate and an Alternative Relevant Screen Page is determined in accordance with the preceding provisions, such Successor Rate or such Alternative Benchmark Rate and such Alternative Relevant Screen Page will be the benchmark and the Relevant Screen Page in relation to the Notes for all future interest periods;

•

if the Company determines, together with the Independent Financial Adviser, that (A) an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Benchmark Rate and (B) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread will be applied to the Successor Rate or the Alternative Benchmark Rate for each subsequent determination of a relevant interest rate and Interest Amount(s) (or a component part thereof) by reference to such Successor Rate or such Alternative Benchmark Rate;

•

if a Successor Rate or an Alternative Benchmark Rate and/or Adjustment Spread is determined in accordance with the above provisions, the Company may also specify additional changes applicable to the Notes, and the method for determining the fallback rate in relation to the Notes, to follow market practice in relation to the Successor Rate or the Alternative Benchmark Rate and/or the Adjustment Spread, which changes shall apply to the Notes for all future interest periods; and

•

the Company will promptly, following the determination of any Successor Rate or any Alternative Benchmark Rate and any Alternative Relevant Screen Page and any Adjustment Spread (if any), give notice thereof and of any changes pursuant to the clause immediately above to the Calculation Agent, the fiscal and paying agent and the holders of the Notes.

“Adjustment Spread” means either a spread (which may be positive or negative) or a formula or methodology for calculating a spread, which the Company determines should be applied to the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), as a result of the replacement of the relevant reference rate with the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), and is the spread, formula or methodology which:

•

in the case of a Successor Rate, is recommended or formally provided as an option for parties to adopt, in relation to the replacement of the reference rate with the Successor Rate by any Relevant Nominating Body; or

•

in the case of a Successor Rate for which no such recommendation has been made, or option provided, or in the case of an Alternative Benchmark Rate, the spread, formula or methodology which the Company determines to be appropriate to reduce or eliminate, to the fullest extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to holders as a result of the replacement of the reference rate with the Successor Rate or the Alternative Benchmark Rate (as applicable).

“Benchmark Event” means:

(a) the relevant reference rate (or component thereof) has ceased to be published on the Relevant Screen Page as a result of such benchmark (or component thereof) ceasing to be calculated or administered; or

(b) a public statement by the administrator of the relevant reference rate (or component thereof) that it will cease publishing such reference rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of such reference rate) (or component thereof); or

(c) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that such reference rate (or component thereof) has been or will be permanently or indefinitely discontinued; or

(d) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that means that such reference rate (or component thereof) will be prohibited from being used or that its use will be subject to restrictions or adverse consequences; or

(e) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that, in the view of such supervisor, such reference rate (or component thereof) is no longer representative of an underlying market; or

(f) it has or will become unlawful for the Calculation Agent or the Company to calculate any payments due to be made to any holder using the relevant reference rate (or component thereof) (including, without limitation, under the Benchmarks Regulation (EU) 2016/1011, if applicable), provided that the Benchmark Event shall be deemed to occur only (i) in the case of paragraphs (b) and (c) above, on the date of the cessation of the relevant reference rate (or component thereof) or the discontinuation of the reference rate (or component thereof), as the case may be, (ii) in the case of paragraph (d) above, on the date of prohibition of use of the reference rate (or component thereof) and (iii) in the case of paragraph (e) above, on the date with effect from which the reference rate (or component thereof) will no longer be (or will be deemed by the relevant supervisor to no longer be) representative of its relevant underlying market and which is specified in the public statement, and, in each case, not the date of the relevant public statement.

“euro-zone” means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

“Independent Financial Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the international debt capital markets, in each case appointed by the Company.

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

•

the European Union, the central bank, reserve bank, monetary authority or similar institution for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

•

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.

“Successor Rate” means the reference rate (and related alternative screen page or source, if available) that the Independent Financial Adviser (with the Company’s agreement) determines is a successor to or replacement of the relevant reference rate which is formally recommended by any Relevant Nominating Body.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in the daily update of H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Refinitiv on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Refinitiv Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest Determination Date for United States dollar Federal Funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Refinitiv Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Refinitiv on page 5 (or any other page as may replace such page on such service) (“Refinitiv Page 5”), or, if such rate does not appear on Refinitiv Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Refinitiv Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Refinitiv Page USFFTARGET= (or any other page as may replace such page on such service) (“Refinitiv Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Refinitiv Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on “USPRIME1” as that bank’s Prime Rate or base lending rate as of 11:00 a.m., New York City time, on such Interest Determination Date. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

“USPRIME1” means the display on the Refinitiv 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying Prime Rates or base lending rates of major U.S. banks.

Determination of SOFR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of SOFR” section), if the Base Rate set forth on the face hereof is SOFR, this Security will bear interest for each Interest Reset Period at the interest rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the SOFR Administrator (as defined below) or calculable at such time by reference to such published rates, in each case as specified in the applicable pricing supplement, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

SOFR Notes will be Compounded SOFR Notes or Compounded SOFR Index notes, as described below, unless otherwise specified on the face hereof.

Unless the face hereof specifies otherwise, the interest rate applicable for each interest period will be the rate determined by the Calculation Agent, with respect to any Interest Determination Date relating to a floating rate note or fixed rate/floating rate note for which the interest rate is determined with reference to SOFR (a “SOFR Interest Determination Date”) at a Base Rate equal to compounded daily SOFR (“Compounded SOFR”), calculated as described below or by any other method of calculation specified on the face hereof.

The amount of interest accrued and payable on SOFR Notes for each interest period will be equal to the product of (i) the outstanding principal amount of SOFR Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 360.

Promptly upon such determination, the Calculation Agent will notify the Company of the floating interest rate for the relevant interest period. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be made in the Calculation Agent’s sole discretion and will be conclusive and binding absent manifest error.

The SOFR Interest Determination Date for Compounded SOFR Notes and Compounded SOFR Index Notes means the day that is the number of U.S. Government Securities Business Days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the SOFR Interest Determination Date for each interest period will be two U.S. Government Securities Business Days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

Notwithstanding the foregoing paragraphs, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are referred to as the “benchmark transition provisions” herein, will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified on the face hereof.

Compounded SOFR Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded SOFR,” then “Compounded SOFR,” with respect to any interest period, means the rate of return of a daily compounded interest investment calculated in accordance with the following formula:

where:

“d0”, for any observation period, means the number of U.S. Government Securities Business Days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Day in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant observation period;

“SOFRi”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is equal to SOFR in respect of that day “i”;

“ni”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day (“i+1”);

“d” means the number of calendar days in the relevant observation period;

“observation period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date);

“SOFR” means, with respect to any U.S. Government Securities Business Day:

(1) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”); or

(2) if the rate specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date (as each such term is defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have occurred, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website; or

(3) If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Benchmark Replacement, subject to the provisions described, and as defined, below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date.”

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate);

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not part of this document and is not incorporated herein by reference; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Compounded SOFR Index Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded Index Rate,” then “Compounded SOFR,” with respect to any interest period, means the rate computed in accordance with the following formula:

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the Interest Payment Date relating to the relevant interest period; and

“dc” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i)

if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—SOFR Index Unavailable” provisions below; or

(ii)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date” provisions below.

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SOFR Index Unavailable

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated SOFR Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “observation period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the observation period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in our sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indenture or the SOFR Notes, shall become effective without consent from the holders of the SOFR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth herein or in the applicable pricing supplement.

Certain Defined Terms. As used in this “—Determination of SOFR” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, producing a commercially reasonable result as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, after giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” the manner, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and other administrative matters) that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR calculated by reference to daily SOFR, the SOFR Determination Time, and (2) if the Benchmark is Compounded SOFR calculated by reference to SOFR Index, the SOFR Index Determination Time, and (3) if the Benchmark is not Compounded SOFR calculated by reference to SOFR or SOFR Index, the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website.

“Specified SOFR” means the Compounded SOFR, as described above, or another Base Rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as specified on the face hereof of the SOFR Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such

Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Refinitiv on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills of the kind described above, as announced by the United States Department of the Treasury. If the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not so announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities—Treasury bills (secondary market)” (or any successor caption or heading). If such rate is not published in the H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if fewer than three dealers selected by the Calculation Agent are quoting as mentioned in the prior sentence, the Treasury Rate for the new Interest Reset Period will be the Treasury Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. (a) If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption

Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage, if more than 100% , shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice period shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(b) If the face hereof specifies that the Notes include a make-whole redemption option, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, on or after the date that is 180 days from issue date of such Notes (or, if additional tranches of such Notes are issued after the original issue date, beginning 180 days after the issue date of such additional Notes), and, if the Notes include a first par call date, prior to the first par call date, or, if the Notes do not include a first par call date but include a par call date, prior to the par call date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Assumed Maturity Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Redemption Treasury Rate (as defined below) plus the make-whole redemption spread specified on the face hereof less (b) interest accrued on such Notes to, and excluding, the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a first par call date, then, on the first par call date, the Notes will be redeemable at the Company’s option, in whole, but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a par call date, then, on and after the par call date, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

“Assumed Maturity Date” means (a) if the Notes include neither a first par call date nor a par call date, the Maturity Date of the Notes, (b) if the Notes include a first par call date, the first par call date, or (c) if the Notes do not include a first par call date but include a par call date, the par call date.

“Redemption Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Redemption Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the H.15 Daily Update under the caption H.15 TCM. In determining the Redemption Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on the H.15 Daily Update exactly equal to the period from the applicable Redemption Date to the Assumed Maturity Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately shorter than and one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately longer than the Remaining Life—and shall interpolate to the Assumed Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on the H.15 Daily Update shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on the H.15 Daily Update closest to the Remaining Life.

For purposes of this paragraph, the applicable Treasury constant maturity or maturities on the H.15 Daily Update shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date the H.15 TCM is no longer included therein, the Company will calculate the Redemption Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such applicable Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Assumed Maturity Date, as applicable. If there is no United States Treasury security maturing on the Assumed Maturity Date but there are two or more United States Treasury securities with a

Maturity Date equally distant from the Assumed Maturity Date, one with a Maturity Date preceding the Assumed Maturity Date and one with a Maturity Date following the Assumed Maturity Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Assumed Maturity Date. If there are two or more United States Treasury securities maturing on the Assumed Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Redemption Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. Unless otherwise specified on the face hereof, this Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 9. Ranking; Obligations of the Company Absolute. The Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults, Covenant Breaches and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default or Covenant Breach occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -           Custodian

(Cust.)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address, including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.
SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(c)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

CUSIP NO.

[ISIN:      ]

[Common Code:      ]

REGISTERED PRINCIPAL AMOUNT $

No. FX-RST -

KEYCORP

FORM OF

SENIOR MEDIUM-TERM NOTE, SERIES U

(FIXED RATE RESET)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [_______________] (“[______]”) or a nominee of [___________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [____________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [____________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [____________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [____________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES  ☐ NO

FOREIGN CURRENCY:

EXCHANGE RATE AGENT:

PAYING AGENT:

PLACE OF PAYMENT:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN

U.S. DOLLARS: ☐ YES ☐ NO

INITIAL INTEREST RATE:

RESET DATE(S):

RESET REFERENCE RATE:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

COMPUTATION PERIOD:

INTEREST PAYMENT DATES IF OTHER THAN JUNE 15 AND DECEMBER 15:

REGULAR RECORD DATES:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

DAY COUNT CONVENTION:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MAKE-WHOLE REDEMPTION OPTION (    %):

☐ YES ☐ NO

FIRST PAR CALL DATE:

PAR CALL DATE:

OPTION TO ELECT REPAYMENT: YES NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

OPTIONAL EXTENSION OF MATURITY:

☐ YES ☐ NO

LENGTH OF EXTENSION PERIOD:

NUMBER OF EXTENSION PERIODS:

TOTAL AMOUNT OF OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

SINKING FUND:

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________] or registered assigns, the principal sum of [__________________ DOLLARS ($ )] on the Stated Maturity shown above (except to the extent redeemed, repaid, renewed or extended prior to the Stated Maturity) and to pay interest on such principal sum at the Interest Rate shown above from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest, if any, has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on [________] (unless other Interest Payment Dates are shown on the face hereof and except as provided in the next succeeding paragraph) (each, an “Interest Payment Date”) until the principal hereof is paid or made available for payment and on the Stated Maturity, any Redemption Date or Repayment Date (such terms are together hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest will accrue from and after the Maturity Date or Interest Payment Date as a result of such delayed payment.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (ii) for notes denominated in the euro or with a base rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in London are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iii) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency, or (ii) the capital city of the country to which the designated currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency) Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

Any interest hereon is accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest, if any, has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid) to, but excluding, the succeeding Interest Payment Date or the Maturity Date, as the case may be. The interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (each, a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest, if any, for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder hereof on such next succeeding Regular Record Date; and provided further that interest, if any, payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

Unless otherwise specified on the face hereof, interest on this Security, if any, will be computed and paid on the basis of a 360-day year of twelve 30-day months.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES U

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to a senior indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of May 23, 2022, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof that is unlimited in aggregate principal amount.

Section 2. Interest. This Security will bear interest initially at a fixed interest rate for a specified portion of the applicable term and then reset such fixed interest rate to a fixed rate determined by reference to a “Reset Reference Rate” at one or more specified intervals for the remainder of such term as determined in accordance with the terms and provisions set forth on the face hereof and below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates.” Unless otherwise specified on the face hereof, terms and provisions of this Security will apply, to the extent applicable, as set forth below.

This Security will bear interest from, and including, its Original Issue Date to, but excluding, the first “Reset Date” specified on the face hereof, at the rate per annum specified to be the “Initial Interest Rate” on the face hereof. The interest rate on this Security will reset on the applicable first Reset Date and on any applicable subsequent Reset Date(s) specified on the face hereof, all in accordance with the terms and provisions set forth under “—Determination of Interest Rates for Fixed Rate Reset Notes.” The interest rate to which this Security resets on the first Reset Date and any applicable subsequent Reset Date(s) will be a fixed rate determined by reference to the Reset Reference Rate adjusted by the applicable Spread, if any, and/or Spread Multiplier, if any, each as specified on the face hereof. Unless otherwise specified on the face hereof, the Reset Reference Rate will be the U.S. Treasury Rate as determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate.”

This Security also may have either or both of the following limitations on the interest rate, as specified on the face hereof:

•	a maximum interest rate limitation, or ceiling, on the rate of interest that may accrue during any interest or other applicable period; and

•	a minimum interest rate limitation, or floor, on the rate of interest that may accrue during any interest or other applicable period.

Accrual of Interest and Interest Payment Dates

Unless otherwise specified on the face hereof, interest on this Security will be paid quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth on the face hereof (each such day being an “Interest Payment Date”) and at the Maturity Date or earlier Redemption Date or Repayment Date, as applicable. Each interest payment due on an Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the Original Issue Date, to, but excluding, the next Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be (each such period, an “interest period”). The amount of accrued interest on this Security for an interest period is calculated by multiplying the principal amount of this Security by an accrued interest factor. This accrued interest factor will be determined by multiplying the per annum fixed interest rate by a factor resulting from the day count convention that applies with respect to such determination. The interest rate applicable with respect to any interest period for this Security will be the rate per annum determined in accordance with the applicable terms and provisions set forth below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates.”

If no day count convention is specified on the face hereof, the accrued interest factor for this Security for which the Reset Reference Rate is specified on the face hereof to be the U.S. Treasury Rate, the factor will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company will pay installments of interest on this Security beginning on the first Interest Payment Date after its issue date to Holders of record on the corresponding Regular Record Date. Unless the Company otherwise specifies on the face hereof, the Regular Record Date for this Security will be on the 15th day (whether or not a Business Day) next preceding the Interest Payment Date.

If the Maturity Date or a Redemption Date, Repayment Date or Interest Payment Date for this Security is not a Business Day, then the Company will pay the principal, premium, if any, and interest for this Security payable on such date on the next Business Day, and no interest or other payment will accrue as a result of such delay.

Determination of Interest Rates for Fixed Rate Reset Notes

This Security will bear interest:

(1)	from, and including, the Original Issue Date to, but excluding, the first Reset Date (such period, the “initial fixed rate period”) at a rate per annum equal to the Initial Interest Rate;

(2)

from, and including, the first Reset Date to, but excluding, the first subsequent Reset Date specified on the face hereof or, if no subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be, at a rate per annum equal to the first reset interest rate; and

(3)	for each applicable subsequent reset period thereafter (if any), at a rate per annum equal to the applicable subsequent reset interest rate,

payable, in each case, in arrears on each applicable Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be. For the avoidance of doubt, the applicable interest rate specified in the preceding sentence will apply for each interest period falling within the initial fixed rate period and any reset period, as applicable.

In addition, for the avoidance of doubt, the “Reset Dates,” including the first Reset Date and any subsequent Reset Date(s), if any, for this Security will be specified on the face hereof.

The interest rate applicable during each reset period will be determined by the calculation agent on each applicable reset determination date.

For purposes of the foregoing terms and provisions, the following terms have the meanings set forth below:

“first reset interest rate” means, in respect of the first reset period, a per annum interest rate equal to (a) the relevant Reset Reference Rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified on the face hereof for such first reset interest rate.

“first reset period” means the period from, and including, the first Reset Date to, but excluding, the first subsequent Reset Date or, if no subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable.

“reset determination date” means, unless otherwise specified on the face hereof: (a) with respect to any Security for which the Reset Reference Rate is the U.S. Treasury Rate, the third Business Day (or such other number of Business Days as the Company may specify on the face hereof) preceding the applicable Reset Date and (b) with respect to any Security for which the Reset Reference Rate is a rate determined by reference to another rate, as specified on the face hereof.

“reset period” means the first reset period or a subsequent reset period, as applicable.

“Reset Reference Rate” means (a) the U.S. Treasury Rate determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate” or (b) another rate, as specified on the face hereof and determined in accordance with the terms and provisions set forth herein.

“subsequent reset interest rate” means, in respect of any subsequent reset period, a per annum interest rate equal to (a) the relevant Reset Reference Rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified on the face hereof for such subsequent reset interest rate.

“subsequent reset period” means the period from, and including, the first subsequent Reset Date to, but excluding, the next subsequent Reset Date or, if no additional subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable, and each successive period from, and including, to, but excluding, the next subsequent Reset Date or Maturity Date or earlier Redemption Date or Repayment Date, as applicable.

Determination of Reset Reference Rates

U.S. Treasury Rate

For any reset period commencing on or after the first Reset Date, the “U.S. Treasury Rate” will be determined by the calculation agent on each reset determination date in the following manner:

(1)

the average of the yields on actively traded U.S. treasury securities adjusted to constant maturities, for the maturity equal to the duration of such reset period, for the five Business Days (or such other number of Business Days as the Company may specify on the face hereof) immediately preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify on the face hereof) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update under the caption H.15 TCM; or

(2)

if there are no such published yields on actively traded U.S. treasury securities adjusted to constant maturities, for such maturity, then the “U.S. Treasury Rate” will be determined by interpolation on a straight-line basis (using the actual number of days) between the average of the yields on actively traded U.S. treasury nominal/non-inflation-indexed securities adjusted to constant maturities for two series of actively traded U.S. treasury nominal/non-inflation-indexed securities, (A) one maturing as close as possible to, but earlier than, the Reset Date following the next succeeding reset determination date (or, if there is no such Reset Date, the Maturity Date) and (B) the other maturing as close as possible to, but later than, such Reset Date or Maturity Date, as applicable, in each case for the five Business Days (or such other number of Business Days as the Company may specify on the face hereof) preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify on the face hereof) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update as of 5:00 p.m., New York City time, on the applicable reset determination date.

In each case, the U.S. Treasury Rate will be rounded, if necessary, to the nearest one thousandth of a percentage point, with 0.0005% rounded up to 0.001%.

Notwithstanding the foregoing, if the Company or the Company’s designee, after consulting with the Company, determines that the then-current Reset Reference Rate (which, as of the Original Issue Date for this Security, will be the U.S. Treasury Rate for the specified maturity set forth on the face hereof) cannot be determined in the manner applicable for such Reset Reference Rate (which, as of the Original Issue Date of such Fixed Rate Reset Notes, will be pursuant to the methods described in clauses (1) or (2) above) on the applicable reset determination date (such determination, a “rate substitution event”), the Company or the Company’s designee, after consulting with the Company, may determine whether there is an industry-accepted successor rate to the then-current Reset Reference Rate (such industry-accepted successor rate, the “replacement rate”). If the Company or the Company’s designee, after consulting with the Company, determines that there is such a replacement rate, then such replacement rate will replace the U.S. Treasury Rate (or the then-current Reset Reference Rate) for all purposes relating to this Security in respect of such determination on such reset determination date and all determinations on all subsequent reset determination dates. In addition, if a replacement rate is utilized as described in the preceding sentence, the Company or the Company’s designee, after consulting with the Company, may adopt or make changes to (1) any Interest Payment Date, reset determination date, Reset Date, other relevant date, business day convention, interest period or reset period, (2) the manner, timing and frequency of determining rates and amounts of interest that are payable on this Security and the conventions relating to such determination, (3) the timing and frequency of making payments of interest, (4) rounding conventions, (5) specified maturities, and (6) any other terms or provisions of this Security (including any spread or adjustment factor needed to make such replacement rate comparable to the then-current Reset Reference Rate (which, as of the Original Issue Date for this Security, will be the U.S. Treasury Rate for the specified maturity)), in each case that the Company or the Company’s designee, after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such replacement rate in a manner substantially consistent with market practice (or, if the Company, the calculation agent or the Company’s designee, after consulting with the Company, determines that implementation of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee, after consulting with the Company, determines that no market practice for use of such replacement rate exists, in such other manner as the Company or the Company’s designee, after consulting with the Company, determines is appropriate) (such changes, the “U.S. Treasury Rate adjustments”). If the Company or the Company’s designee, after consulting with the Company, determines that there is no such replacement rate, then the interest rate for the applicable reset period will be: (a) if the first reset interest rate is to be determined, the Initial Interest Rate or (b) if a subsequent reset interest rate is to be determined, the interest rate that was applicable for the preceding reset period.

Any determination, decision or selection that may be made by the Company or the Company’s designee, after consulting with the Company, pursuant to the provisions of this Security (including provisions relating to a rate substitution event and any U.S. Treasury Rate adjustments, or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or make or refrain from making any selection) will be made in the Company’s or such designee’s sole discretion, will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary in the Indenture or any officers’ certificate delivered pursuant to the Indenture, shall become effective without consent from the Holders of the Security or any other party.

Section 3. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default, Covenant Breach or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Section 4. Redemption. (a) If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage, if more than 100%, shall decline at each anniversary of the

Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(b) If the face hereof specifies that the Notes include a make-whole redemption option, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, on or after the date that is 180 days from issue date of such Notes (or, if additional tranches of such Notes are issued after the original issue date, beginning 180 days after the issue date of such additional Notes), and, if the Notes include a first par call date, prior to the first par call date, or, if the Notes do not include a first par call date but include a par call date, prior to the par call date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Assumed Maturity Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Redemption Treasury Rate (as defined below) plus the make-whole redemption spread specified on the face hereof less (b) interest accrued on such Notes to, and excluding, the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a first par call date, then, on the first par call date, the Notes will be redeemable at the Company’s option, in whole, but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a par call date, then, on and after the par call date, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

“Assumed Maturity Date” means (a) if the Notes include neither a first par call date nor a par call date, the Maturity Date of the Notes, (b) if the Notes include a first par call date, the first par call date, or (c) if the Notes do not include a first par call date but include a par call date, the par call date.

“Redemption Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Redemption Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the H.15 Daily Update under the caption H.15 TCM. In determining the Redemption Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on the H.15 Daily Update exactly equal to the period from the applicable Redemption Date to the Assumed Maturity Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately shorter than and one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately longer than the Remaining Life—and shall interpolate to the Assumed Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on the H.15 Daily Update shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on the H.15 Daily Update closest to the Remaining Life.

For purposes of this paragraph, the applicable Treasury constant maturity or maturities on the H.15 Daily Update shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date the H.15 TCM is no longer included therein, the Company will calculate the Redemption Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such applicable Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Assumed Maturity Date, as applicable. If there is no United States Treasury security maturing on the Assumed Maturity Date but there are two or more United States Treasury securities with a Maturity Date equally distant from the Assumed Maturity Date, one with a Maturity Date preceding the Assumed Maturity Date and one with a Maturity Date following the Assumed

Maturity Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Assumed Maturity Date. If there are two or more United States Treasury securities maturing on the Assumed Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Redemption Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. Unless otherwise specified on the face hereof, this Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as a “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 9. Ranking; Obligations of the Company Absolute. The Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults, Covenant Breaches and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default or Covenant Breach occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of

Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________________Custodian_________________

(Cust.)               (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(d)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

CUSIP NO.

[ISIN:      ]

[Common Code:      ]

REGISTERED PRINCIPAL AMOUNT $

No. FX-FL -

KEYCORP

FORM OF

SENIOR MEDIUM-TERM NOTE, SERIES U

(FIXED RATE/FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [______________] (“[_____]”) or a nominee of [________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [______________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [______________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [______________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [______________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

FIXED RATE PERIOD:

FLOATING RATE PERIOD:

INTEREST RATE:

FIXED INTEREST RATE:

FLOATING INTEREST RATE:

BASE RATE DURING THE FLOATING RATE PERIOD:

SPREAD (PLUS OR MINUS) (DURING FLOATING RATE PERIOD):

SPREAD MULTIPLIER (DURING FLOATING RATE PERIOD):

CALCULATION AGENT:

CALCULATION DATE:

SINKING FUND:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST DETERMINATION DATE (DURING FLOATING RATE PERIOD):

INTEREST RESET PERIOD (DURING THE FLOATING RATE PERIOD):

INTEREST RESET DATES (DURING THE FLOATING RATE PERIOD):

INTEREST PERIOD:

FIXED RATE INTEREST PAYMENT DATES:

FLOATING RATE INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

BUSINESS DAY CONVENTION:

OPTION TO ELECT REPAYMENT:  YES  NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MAKE-WHOLE REDEMPTION OPTION (  %):

☐ YES ☐ NO

FIRST PAR CALL DATE:

PAR CALL DATE:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN U.S. DOLLARS:

☐ YES ☐ NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_________], or registered assigns, the principal sum of [________________Dollars ($)] on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest on such principal amount from the Original Issue Date shown above at the applicable Interest Rates during the Fixed Rate Period and the Floating Rate Period shown above as determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified, until the principal hereof is paid or duly made available for payment. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided below) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, that (i) with respect to the Fixed Rate Period, any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or Maturity Date that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date, as the case may be, and no additional interest will accrue from and after such Interest Payment Date or Maturity Date as a result of such delayed payment, and (ii) with respect to the Floating Rate Period, (a) any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date (but not the Maturity Date) that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day) as described on the reverse hereof, and (b) if the Maturity Date is not a Business Day, principal, premium, if any, or interest, if any, shall be paid on the next succeeding Business Day, and no interest will accrue from and after the Maturity Date.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for SOFR Notes, the term Business Day means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; (ii) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (iii) for notes denominated in the euro or with a Base Rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iv) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the designated currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency), Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES U

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of May 23, 2022, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default, Covenant Breach or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to, and only to, the calculation of interest on this Security for the Floating Rate Period. The interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually or on some other basis (each, an “Interest Reset Period”) as specified in the applicable pricing supplement. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth in the applicable pricing supplement; and (vi) annually, the third Wednesday of one month of each year set forth in the applicable pricing supplement. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is SOFR, CORRA or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. The Interest Determination Date pertaining to an Interest Reset Date for this Security (unless the Base Rate set forth on the face hereof is SOFR, CORRA, EURIBOR, or Treasury Rate) will be the second Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is EURIBOR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the second T2 Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is SOFR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be as set forth below in the “—Determination of SOFR” section and as set forth on the face hereof. If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale. If the Base Rate set forth on the face hereof is the CORRA, the Interest Determination Date shall be the Interest Reset Date (the “CORRA Interest Determination Date”).

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, (i) for notes with interest payable monthly, the third Wednesday of each month; (ii) for notes with interest payable quarterly, the third Wednesday of March, June, September and December of each year; (iii) for notes with interest payable semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (iv) for notes with interest payable annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue or be paid on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360 (unless the Base Rate set forth on the face hereof is the Treasury Rate, CORRA or CMT Rate), (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate or CMT Rate, or (3) by 365 if the Base Rate set forth on the face hereof is CORRA. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CORRA. If the Base Rate set forth on the face hereof is CORRA, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Canadian Overnight Repo Rate Average, commonly referred to as CORRA, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the interest rate for each relevant interest period will be determined by the Calculation Agent on each Interest Determination Date relating to a floating rate note for which the interest rate is determined with reference to CORRA (a “CORRA Interest Determination Date”), at a Base Rate equal to compounded daily CORRA (“compounded CORRA”), calculated as described below or by any other method of calculation specified on the face hereof. The CORRA Interest Determination Date for a CORRA Note means the day that is the number of Toronto banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the CORRA Interest Determination Date for each interest period will be two Toronto banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

The amount of interest accrued and payable on the CORRA Notes for each interest period will be calculated by the Calculation Agent and will be equal to the product of (i) the outstanding principal amount of the CORRA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 365.

The Calculation Agent will determine compounded CORRA for each applicable interest period in accordance with the formula below, and with respect to the observation period relating to such interest period. Compounded CORRA, the interest rate and accrued interest for each interest period will be determined by the Calculation Agent in arrears for each applicable interest period as soon as reasonably practicable on or after the last day of the applicable observation period related to such interest period and prior to the relevant interest payment date. The Calculation Agent will notify the Company of compounded CORRA and such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the interest payment date.

Compounded CORRA Notes with Observation Shift

“Compounded CORRA” means, for any observation period, the rate of return of a daily compounded interest investment calculated in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.00000005 being rounded upwards:

where:

“d” for any observation period, means the number of calendar days in the relevant observation period;

“d0” for any observation period, is the number of Toronto banking days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant Toronto banking day in chronological order from, and including, the first Toronto banking day in the relevant observation period;

“ni” for any Toronto banking day “i” in the relevant observation period, means the number of calendar days from, and including, such Toronto banking day “i” to, but excluding, the following Toronto banking day (which is “i” + 1);

“CORRAi” means, in respect of any Toronto banking day “i” in the relevant observation period, a reference rate equal to the daily Canada Overnight Repo Rate Average for such Toronto banking day, as published by the Bank of Canada, as the administrator of CORRA (or any successor administrator of CORRA), on the website of the Bank of Canada or any successor website, or such other source or page as is specified on the face hereof or, if the Bank of Canada’s website or such other source or page as is specified on the face hereof, as applicable, is unavailable, as otherwise published by such authorized distributors (in each case, at approximately 11:00 a.m., Toronto time (or such other time as is specified on the face hereof)), on the immediately following Toronto banking day, which is Toronto banking day “i”+ 1;

“observation period” means, in respect of each observation period, the period from, and including, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the interest payment date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date); and

“Toronto banking day” means a day on which Schedule I banks under the Bank Act (Canada) are open for business in the city of Toronto, Canada, other than a Saturday or a Sunday or a public holiday in Toronto (or such revised regular publication calendar for CORRA or an Applicable Fallback Rate as may be adopted by the administrator of CORRA from time to time).

If neither the administrator nor authorized distributors provide or publish CORRA and an Index Cessation Effective Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

Notwithstanding the foregoing, upon the occurrence of an Index Cessation Event, the terms and provisions set forth under “—Effect of an Index Cessation Event — CORRA” will apply to the CORRA Notes.

Effect of an Index Cessation Event — CORRA

Upon the occurrence of an Index Cessation Event and related Index Cessation Effective Date, the interest rate for a CORRA Interest Determination Date that occurs on or after such Index Cessation Effective Date will be the CAD Recommended Rate determined in accordance with (i) and (ii) below, to which the Calculation Agent will apply the most recently published spread and make such adjustments as are necessary to account for any difference in the term, structure or tenor of the CAD Recommended Rate in comparison to CORRA, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, and notifies to the Calculation Agent, are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such Applicable Fallback Rate for debt obligations comparable to the CORRA Notes in such circumstances:

(i)

Index Cessation Effective Date with respect to CORRA. If there is a CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA but neither the administrator nor authorized distributors provide or publish the CAD Recommended Rate and an Index Cessation Effective Date with respect to the CAD Recommended Rate has not occurred, then, in respect of any day for which the CAD Recommended Rate is required, references to the CAD Recommended Rate will be deemed to be references to the last provided or published CAD Recommended Rate.

(ii)

No CAD Recommended Rate or Index Cessation Effective Date with respect to CAD Recommended Rate. If there is no CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA, or there is a CAD Recommended Rate and an Index Cessation Effective Date subsequently occurs with respect to such CAD Recommended Rate, then the Base Rate for a CORRA Interest Determination Date that occurs on or after such applicable Index Cessation Effective Date will be the BOC Target Rate (as defined below). If neither the administrator nor authorized distributors provide or publish the BOC Target Rate and an Index Cessation Effective Date with respect to the BOC Target Rate has not occurred, then, in respect of any day for which the BOC Target Rate is required, references to the BOC Target Rate will be deemed to be references to the last provided or published BOC Target Rate.

Applicable Fallback Rate Conforming Changes. Notwithstanding the foregoing, in connection with the implementation of an Applicable Fallback Rate, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, may make such adjustments to the Applicable Fallback Rate or the spread thereon, if any, as well as the business day convention, the calendar day count convention, interest determination dates, interest reset dates and related provisions and definitions (including observation dates for reference rates), in each case that are consistent with accepted market practice for the use of the Applicable Fallback Rate for debt obligations such as the CORRA Notes in such circumstances.

Any determination, decision or election that may be made by the Company or the Calculation Agent, as applicable, in relation to the Applicable Fallback Rate, including any determination with respect to an adjustment or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding, absent manifest error; (ii) if made by the Company, will be made in the Company’s sole discretion, or, as applicable, if made by the Calculation Agent will be made after consultation with the Company and the Calculation Agent will not make any such determination, decision or election to which the Company objects and will have no liability for not making any such determination, decision or election; and (iii) shall become effective without consent from the holders of the CORRA Notes or any other party.

Definitions. As used in the foregoing terms and provisions relating to the determination of CORRA:

“Applicable Fallback Rate” means the CAD Recommended Rate, or the BOC Target Rate, as applicable;

“BOC Target Rate” means the Bank of Canada’s target for the overnight rate as set by the Bank of Canada and published on the Bank of Canada’s website or, if the Bank of Canada does not target a single rate, the mid-point of the target range set by the Bank of Canada and so published (calculated as the arithmetic average of the upper bound of the target range and the lower bound of the target range, rounded, if necessary, to the nearest second decimal place, 0.005 being rounded upwards);

“CAD Recommended Rate” means the rate (inclusive of any spreads or adjustments) recommended as the replacement for CORRA by a committee officially endorsed or convened by the Bank of Canada for the purpose of recommending a replacement for CORRA (which rate may be produced by the Bank of Canada or another administrator) and as provided by the administrator of that rate or, if that rate is not provided by the administrator thereof (or a successor administrator), published by an authorized distributor;

“Index Cessation Effective Date” means, in respect of an Index Cessation Event, the first date on which CORRA or the Applicable Fallback Rate, as applicable, is no longer provided. If CORRA or the Applicable Fallback Rate, as applicable, ceases to be provided on the same day that it is required to determine the Base Rate for an interest period pursuant to the terms of an applicable series of CORRA Notes but it was provided at the time at which it is to be observed pursuant to the terms and provisions of such series of CORRA Notes (or, if no such time is specified in the terms and provisions of such series, at the time at which it is ordinarily published), then the Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

“Index Cessation Event” means:

(A)

a public statement or publication of information by or on behalf of the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, announcing that it has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable; or

(B)

a public statement or publication of information by the regulatory supervisor for the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, the Bank of Canada, an insolvency official with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, a resolution authority with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, which states that the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i) If “Refinitiv Page FRBCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily statistical release published by the Federal Reserve Board available through its website at https://www.federalreserve.gov/releases/h15/, or any successor site or publication, and designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation) (“H.15 Daily Update”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”), as such yield is displayed on Refinitiv (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Refinitiv Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Refinitiv Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rate does not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in the H.15 Daily Update. (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the Agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-

maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, that if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

(ii) If “Refinitiv Page FEDCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the H.15 Daily Update under the caption H.15 TCM as such yield is displayed on Refinitiv on page FEDCMT (or any other page as may replace such page on such service) (“Refinitiv Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. The Calculation Agent will follow the following procedures if the Refinitiv Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rates required to compute such average yield do not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. (c) If the Federal Reserve Board does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper—Nonfinancial.” If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in U.S. dollar commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on such Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR Interest Determination Date, which is the second T2 Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a Base Rate equal to the interest rate for deposits in euro designated as “EURIBOR” as sponsored, calculated and published by EMMI having the index maturity specified on the face hereof, as that rate appears on Refinitiv Page EURIBOR01 (or any other page as may replace such page on such service) (“Refinitiv Page EURIBOR01”) as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.

Unless otherwise specified on the face hereof, the following procedures will be followed if EURIBOR cannot be determined as described above:

(I) If the rate described above does not appear on Refinitiv Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent, after consultation with the Company: euro deposits having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of those quotations.

(II) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

(III) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial Base Rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company or its designee determines that a Benchmark Event has occurred in relation to any Notes that reference EURIBOR, then, pursuant to the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR,” the Company will use reasonable efforts to appoint an Independent Financial Adviser for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR” shall, in such circumstances, apply to the EURIBOR Notes.

Benchmark Discontinuation—Reference Rate Replacement—EURIBOR

Notwithstanding the foregoing, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that a Benchmark Event (as defined below) has occurred when any interest rate (or the relevant component part thereof) remains to be determined by reference to EURIBOR, then the following provisions shall apply:

•

the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an alternative rate (the “Alternative Benchmark Rate”) and, in either case, an alternative screen page or source (the “Alternative Relevant Screen Page”) and an Adjustment Spread (as defined below) (if applicable) no later than three Business Days prior to the relevant Interest Determination Date relating to the next succeeding interest period (the “IA Determination Cut-off Date”) for purposes of determining the interest rate applicable to the Notes for all future interest periods;

•

the Alternative Benchmark Rate will be such rate as the Company and the Independent Financial Adviser agree has replaced the relevant reference rate in customary market usage for the purposes of determining the applicable interest rate or, if the Company and the Independent Financial Adviser agree that there is no such rate, such other rate as the Company and the Independent Financial Adviser agree is most comparable to the relevant reference rate, and the Alternative Relevant Screen Page shall be such page of an information service as displays the Alternative Benchmark Rate;

•

if the Company is unable to appoint an Independent Financial Adviser, or if the Company and the Independent Financial Adviser cannot agree upon, or cannot select a Successor Rate or an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the IA Determination Cut-off Date in accordance with the clause immediately above, then the Company may determine which (if any) rate has replaced the relevant reference rate in customary market usage for purposes of determining the applicable interest rate or, if the Company determines that there is no such rate, which (if any) rate is most comparable to the relevant reference rate, and the Alternative Benchmark Rate will be the rate so determined by the Company, and the Alternative Relevant Screen Page will be such page of an information service as displays the Alternative Benchmark Rate; provided, however, that if this clause applies and the Company is unable or unwilling to determine an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the Interest Determination Date relating to the next succeeding interest period in accordance with this clause, the reference rate applicable to such interest period will be determined pursuant to the interest rate provisions for Notes referencing EURIBOR as applicable and as outlined above under the captions “EURIBOR Notes”;

•

if a Successor Rate or an Alternative Benchmark Rate and an Alternative Relevant Screen Page is determined in accordance with the preceding provisions, such Successor Rate or such Alternative Benchmark Rate and such Alternative Relevant Screen Page will be the benchmark and the Relevant Screen Page in relation to the Notes for all future interest periods;

•

if the Company determines, together with the Independent Financial Adviser, that (A) an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Benchmark Rate and (B) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread will be applied to the Successor Rate or the Alternative Benchmark Rate for each subsequent determination of a relevant interest rate and Interest Amount(s) (or a component part thereof) by reference to such Successor Rate or such Alternative Benchmark Rate;

•

if a Successor Rate or an Alternative Benchmark Rate and/or Adjustment Spread is determined in accordance with the above provisions, the Company may also specify additional changes applicable to the Notes, and the method for determining the fallback rate in relation to the Notes, to follow market practice in relation to the Successor Rate or the Alternative Benchmark Rate and/or the Adjustment Spread, which changes shall apply to the Notes for all future interest periods; and

•

the Company will promptly, following the determination of any Successor Rate or any Alternative Benchmark Rate and any Alternative Relevant Screen Page and any Adjustment Spread (if any), give notice thereof and of any changes pursuant to the clause immediately above to the Calculation Agent, the fiscal and paying agent and the holders of the Notes.

“Adjustment Spread” means either a spread (which may be positive or negative) or a formula or methodology for calculating a spread, which the Company determines should be applied to the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), as a result of the replacement of the relevant reference rate with the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), and is the spread, formula or methodology which:

•

in the case of a Successor Rate, is recommended or formally provided as an option for parties to adopt, in relation to the replacement of the reference rate with the Successor Rate by any Relevant Nominating Body; or

•

in the case of a Successor Rate for which no such recommendation has been made, or option provided, or in the case of an Alternative Benchmark Rate, the spread, formula or methodology which the Company determines to be appropriate to reduce or eliminate, to the fullest extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to holders as a result of the replacement of the reference rate with the Successor Rate or the Alternative Benchmark Rate (as applicable).

“Benchmark Event” means:

(a) the relevant reference rate (or component thereof) has ceased to be published on the Relevant Screen Page as a result of such benchmark (or component thereof) ceasing to be calculated or administered; or

(b) a public statement by the administrator of the relevant reference rate (or component thereof) that it will cease publishing such reference rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of such reference rate) (or component thereof); or

(c) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that such reference rate (or component thereof) has been or will be permanently or indefinitely discontinued; or

(d) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that means that such reference rate (or component thereof) will be prohibited from being used or that its use will be subject to restrictions or adverse consequences; or

(e) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that, in the view of such supervisor, such reference rate (or component thereof) is no longer representative of an underlying market; or

(f) it has or will become unlawful for the Calculation Agent or the Company to calculate any payments due to be made to any holder using the relevant reference rate (or component thereof) (including, without limitation, under the Benchmarks Regulation (EU) 2016/1011, if applicable), provided that the Benchmark Event shall be deemed to occur only (i) in the case of paragraphs (b) and (c) above, on the date of the cessation of the relevant reference rate (or component thereof) or the discontinuation of the reference rate (or component thereof), as the case may be, (ii) in the case of paragraph (d) above, on the date of prohibition of use of the reference rate (or component thereof) and (iii) in the case of paragraph (e) above, on the date with effect from which the reference rate (or component thereof) will no longer be (or will be deemed by the relevant supervisor to no longer be) representative of its relevant underlying market and which is specified in the public statement, and, in each case, not the date of the relevant public statement.

“euro-zone” means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

“Independent Financial Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the international debt capital markets, in each case appointed by the Company.

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

•

the European Union, the central bank, reserve bank, monetary authority or similar institution for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

•

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.

“Successor Rate” means the reference rate (and related alternative screen page or source, if available) that the Independent Financial Adviser (with the Company’s agreement) determines is a successor to or replacement of the relevant reference rate which is formally recommended by any Relevant Nominating Body.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Refinitiv on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Refinitiv Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest Determination Date for United States dollar Federal Funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Refinitiv Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Refinitiv on page 5 (or any other page as may replace such page on such service) (“Refinitiv Page 5”), or, if such rate does not appear on Refinitiv Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Refinitiv Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Refinitiv Page USFFTARGET= (or any other page as may replace such page on such service) (“Refinitiv Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Refinitiv Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on “USPRIME1” as that bank’s Prime Rate or base lending rate as of 11:00 a.m., New York City time, on such Interest Determination Date. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

“USPRIME1” means the display on the Refinitiv 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying Prime Rates or base lending rates of major U.S. banks.

Determination of SOFR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of SOFR” section), if the Base Rate set forth on the face hereof is SOFR, this Security will bear interest for each Interest Reset Period at the interest rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the SOFR Administrator (as defined below) or calculable at such time by reference to such published rates, in each case as specified in the applicable pricing supplement, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

SOFR Notes will be Compounded SOFR Notes or Compounded SOFR Index notes, as described below, unless otherwise specified on the face hereof.

Unless the face hereof specifies otherwise, the interest rate applicable for each interest period will be the rate determined by the Calculation Agent, with respect to any Interest Determination Date relating to a floating rate note or fixed rate/floating rate note for which the interest rate is determined with reference to SOFR (a “SOFR Interest Determination Date”) at a Base Rate equal to compounded daily SOFR (“Compounded SOFR”), calculated as described below or by any other method of calculation specified on the face hereof.

The amount of interest accrued and payable on SOFR Notes for each interest period will be equal to the product of (i) the outstanding principal amount of SOFR Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 360.

Promptly upon such determination, the Calculation Agent will notify the Company of the floating interest rate for the relevant interest period. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be made in the Calculation Agent’s sole discretion and will be conclusive and binding absent manifest error.

The SOFR Interest Determination Date for Compounded SOFR Notes and Compounded SOFR Index Notes means the day that is the number of U.S. Government Securities Business Days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the SOFR Interest Determination Date for each interest period will be two U.S. Government Securities Business Days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

Notwithstanding the foregoing paragraphs, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are referred to as the “benchmark transition provisions” herein, will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified on the face hereof.

Compounded SOFR Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded SOFR,” then “Compounded SOFR,” with respect to any interest period, means the rate of return of a daily compounded interest investment calculated in accordance with the following formula:

where:

“d0”, for any observation period, means the number of U.S. Government Securities Business Days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Day in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant observation period;

“SOFRi”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is equal to SOFR in respect of that day “i”;

“ni”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day (“i+1”);

“d” means the number of calendar days in the relevant observation period;

“observation period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date);

“SOFR” means, with respect to any U.S. Government Securities Business Day:

(1) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”); or

(2) if the rate specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date (as each such term is defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have occurred, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website; or

(3) If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Benchmark Replacement, subject to the provisions described, and as defined, below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date.”

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate);

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not part of this document and is not incorporated herein by reference; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Compounded SOFR Index Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded Index Rate,” then “Compounded SOFR,” with respect to any interest period, means the rate computed in accordance with the following formula:

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the Interest Payment Date relating to the relevant interest period; and

“dc” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i)

if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—SOFR Index Unavailable” provisions below; or

(ii)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date” provisions below.

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SOFR Index Unavailable

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated SOFR Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “observation period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the observation period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in our sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indenture or the SOFR Notes, shall become effective without consent from the holders of the SOFR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth herein or in the applicable pricing supplement.

Certain Defined Terms. As used in this “—Determination of SOFR” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, producing a commercially reasonable result as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, after giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” the manner, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and other administrative matters) that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR calculated by reference to daily SOFR, the SOFR Determination Time, and (2) if the Benchmark is Compounded SOFR calculated by reference to SOFR Index, the SOFR Index Determination Time, and (3) if the Benchmark is not Compounded SOFR calculated by reference to SOFR or SOFR Index, the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website.

“Specified SOFR” means the Compounded SOFR, as described above, or another Base Rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as specified on the face hereof of the SOFR Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such

Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Refinitiv on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills of the kind described above, as announced by the United States Department of the Treasury. If the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not so announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities—Treasury bills (secondary market)” (or any successor caption or heading). If such rate is not published in the H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if fewer than three dealers selected by the Calculation Agent are quoting as mentioned in the prior sentence, the Treasury Rate for the new Interest Reset Period will be the Treasury Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. (a) If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption

Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage, if more than 100% , shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice period shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(b) If the face hereof specifies that the Notes include a make-whole redemption option, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, on or after the date that is 180 days from issue date of such Notes (or, if additional tranches of such Notes are issued after the original issue date, beginning 180 days after the issue date of such additional Notes), and, if the Notes include a first par call date, prior to the first par call date, or, if the Notes do not include a first par call date but include a par call date, prior to the par call date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Assumed Maturity Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Redemption Treasury Rate (as defined below) plus the make-whole redemption spread specified on the face hereof less (b) interest accrued on such Notes to, and excluding, the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes include a first par call date, then, on the first par call date, the Notes will be redeemable at the Company’s option, in whole, but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

If the face hereof specifies that the Notes includes a par call date, then, on and after the par call date, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

“Assumed Maturity Date” means (a) if the Notes include neither a first par call date nor a par call date, the Maturity Date of the Notes, (b) if the Notes include a first par call date, the first par call date, or (c) if the Notes do not include a first par call date but include a par call date, the par call date.

“Redemption Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Redemption Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the H.15 Daily Update under the caption H.15 TCM. In determining the Redemption Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on the H.15 Daily Update exactly equal to the period from the applicable Redemption Date to the Assumed Maturity Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately shorter than and one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately longer than the Remaining Life—and shall interpolate to the Assumed Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on the H.15 Daily Update shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on the H.15 Daily Update closest to the Remaining Life.

For purposes of this paragraph, the applicable Treasury constant maturity or maturities on the H.15 Daily Update shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date the H.15 TCM is no longer included therein, the Company will calculate the Redemption Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such applicable Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Assumed Maturity Date, as applicable. If there is no United States Treasury security maturing on the Assumed Maturity Date but there are two or more United States Treasury securities with a

Maturity Date equally distant from the Assumed Maturity Date, one with a Maturity Date preceding the Assumed Maturity Date and one with a Maturity Date following the Assumed Maturity Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Assumed Maturity Date. If there are two or more United States Treasury securities maturing on the Assumed Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Redemption Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. Unless otherwise specified on the face hereof, this Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 9. Ranking; Obligations of the Company Absolute. The Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults, Covenant Breaches and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default or Covenant Breach occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -          Custodian

(Cust.) (Minor)
Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(e)

THIS MASTER GLOBAL NOTE IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

REGISTERED	KEYCORP FORM OF SENIOR MEDIUM-TERM NOTE,	REGISTERED
No. 001	SERIES U (MASTER GLOBAL NOTE)

If the registered owner of this Master Global Note (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Master Global Note is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Master Global Note (as indicated below) is [________________] (“[________]”) or a nominee of [_________], this Master Global Note is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [_________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [_________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [_________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [_________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

KEYCORP, an Ohio corporation (herein referred to as the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [___________], or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by Deutsche Bank Trust Company Americas, or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Global Note is a valid and binding obligation of the Issuer.

2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

3

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES U

(MASTER GLOBAL NOTE)

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, unsubordinated medium-term notes, Series U due nine months or more from the date of issue (“Series U”), all issued or to be issued under and pursuant to an Indenture dated as of June 10, 1994, as it may be supplemented from time to time (the “Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated June 10, 2026, with respect to, among other things, the establishment of Senior Medium-Term Notes, Series U) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. As provided in the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of May 23, 2022, copies of which are available from the Issuer or the Trustee. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series U are unlimited.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED JUNE 10, 2026, AND PROSPECTUS DATED JUNE 5, 2026 (EACH, AS IT MAY BE AMENDED OR SUPPLEMENTED, A “PRICING SUPPLEMENT”) RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

Capitalized terms used herein that are not defined herein shall have the meanings assigned to them in the Indenture.

No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.

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At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Master Global Note.

Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) [The Depository Trust Company][_____________________], as depositary (the “Depository”), notifies the Issuer that it is unwilling or unable to continue as Depository for this Master Global Note, or (ii) if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if then required by applicable law or regulation, and in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving notice or becoming aware the Depository is unwilling or unable to continue as depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event of Default or Covenant Breach relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depository or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement. Such definitive notes shall be registered in the name or names of such person or persons as the Depository shall instruct the registrar.

Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

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ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the Master Global Note of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Master Global Note on the books of the within-named Issuer, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Master Global Note in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

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Exhibit 4.3(f)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[THIS SECURITY IS SUBORDINATED, AS TO PRINCIPAL, INTEREST AND PREMIUM, AND ADDITIONAL AMOUNTS, IF ANY, TO ALL “SENIOR INDEBTEDNESS” OF KEYCORP, INCLUDING ALL OBLIGATIONS TO KEYCORP’S GENERAL CREDITORS (OTHER THAN OBLIGATIONS TO TRADE CREDITORS INCURRED IN THE ORDINARY COURSE OF THE KEYCORP’S BUSINESS). THIS SECURITY IS NOT SECURED BY ANY ASSETS OF KEYCORP OR BY THE ASSETS OF ANY OF ITS SUBSIDIARIES OR AFFILIATES, IS NOT GUARANTEED BY ANY OF KEYCORP’S SUBSIDIARIES OR AFFILIATES, AND IS INELIGIBLE AS COLLATERAL TO SECURE A LOAN OR EXTENSION OF CREDIT FROM KEYCORP OR ANY OF ITS SUBSIDIARIES.]

CUSIP NO.

[ISIN:      ]

[Common Code:      ]

REGISTERED PRINCIPAL AMOUNT $

No. FX -

KEYCORP

FORM OF

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

(FIXED RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [_______________] (“[______]”) or a nominee of [___________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [____________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [____________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [____________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [____________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

EXCHANGE RATE AGENT:

PAYING AGENT:

PLACE OF PAYMENT:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN

U.S. DOLLARS: ☐ YES ☐ NO

INTEREST RATE:

COMPUTATION PERIOD:

INTEREST PAYMENT DATES IF OTHER THAN JUNE 15 AND DECEMBER 15:

REGULAR RECORD DATES:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

DAY COUNT CONVENTION:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTION TO ELECT REPAYMENT:  ☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

ADDITIONAL AMOUNTS:

DEFEASANCE:  ☐ YES ☐ NO

COVENANT DEFEASANCE:  ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

OPTIONAL EXTENSION OF MATURITY:

☐ YES ☐ NO

LENGTH OF EXTENSION PERIOD:

NUMBER OF EXTENSION PERIODS:

TOTAL AMOUNT OF OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________] or registered assigns, the principal sum of [__________________ DOLLARS ($ )] on the Stated Maturity shown above (except to the extent redeemed, repaid, renewed or extended prior to the Stated Maturity) and to pay interest on such principal sum at the Interest Rate shown above from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest, if any, has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on [________] (unless other Interest Payment Dates are shown on the face hereof and except as provided in the next succeeding paragraph) (each, an “Interest Payment Date”) until the principal hereof is paid or made available for payment and on the Stated Maturity, any Redemption Date or Repayment Date (such terms are together hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest will accrue from and after the Maturity Date or Interest Payment Date as a result of such delayed payment.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (ii) for notes denominated in the euro or with a base rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in London are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iii) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency, or (ii) the capital city of the country to which the designated currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency) Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

Any interest hereon is accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest, if any, has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid) to, but excluding, the succeeding Interest Payment Date or the Maturity Date, as the case may be. The interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (each, a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest, if any, for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder hereof on such next succeeding Regular Record Date; and provided further that interest, if any, payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

Unless otherwise specified on the face hereof, interest on this Security, if any, will be computed and paid on the basis of a 360-day year of twelve 30-day months.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE COMPANY’S SENIOR INDEBTEDNESS.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of June 16, 2023, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof that is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Section 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date, provided that any such redemption will be subject to the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the “Federal Reserve”), if then required. Such Initial Redemption Percentage, if more than 100%, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 4. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 5. Sinking Fund. This Security will not be subject to any sinking fund.

Section 6. Discount Securities. If this Security (such Security being referred to as a “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of maturity upon certain events of bankruptcy, insolvency or reorganization of the Company or receivership or conservatorship of a Major Bank (as defined in the Indenture), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 7. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security, provided no action provided in this Section shall be taken without the Company’s consent where it would result in the Notes not being Tier 2 capital for Federal Reserve purposes.

Section 8. Subordination; Obligations of the Company Absolute. The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and subject in right of the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. The Indenture provides that in the event of insolvency, bankruptcy, receivership, reorganization, liquidation or similar proceedings of the Company (an “insolvency event”), all Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on, the Securities of this series. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of an insolvency event relating to the Company, there remains, after giving effect to the subordination provisions referred to in Section 1614 of the Indenture, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, “Excess Proceeds”, and if at such time any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Senior Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of the Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Senior Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 9. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 10. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 11. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 12. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 13. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 14. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________________Custodian_________________

(Cust.)               (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(g)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[THIS SECURITY IS SUBORDINATED, AS TO PRINCIPAL, INTEREST AND PREMIUM, AND ADDITIONAL AMOUNTS, IF ANY, TO ALL “SENIOR INDEBTEDNESS” OF KEYCORP, INCLUDING ALL OBLIGATIONS TO KEYCORP’S GENERAL CREDITORS (OTHER THAN OBLIGATIONS TO TRADE CREDITORS INCURRED IN THE ORDINARY COURSE OF THE KEYCORP’S BUSINESS). THIS SECURITY IS NOT SECURED BY ANY ASSETS OF KEYCORP OR BY THE ASSETS OF ANY OF ITS SUBSIDIARIES OR AFFILIATES, IS NOT GUARANTEED BY ANY OF KEYCORP’S SUBSIDIARIES OR AFFILIATES, AND IS INELIGIBLE AS COLLATERAL TO SECURE A LOAN OR EXTENSION OF CREDIT FROM KEYCORP OR ANY OF ITS SUBSIDIARIES.]

CUSIP NO.

[ISIN:      ]

[Common Code:      ]

REGISTERED PRINCIPAL AMOUNT $

No. FL -

KEYCORP

FORM OF

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

(FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [______________] (“[_____]”) or a nominee of [________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [______________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [______________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [______________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [______________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

BASE RATE:

INITIAL INTEREST RATE:

INDEX MATURITY:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

CALCULATION AGENT:

CALCULATION DATE:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST DETERMINATION DATE:

INTEREST RESET PERIOD:

INTEREST RESET DATES:

INTEREST PAYMENT PERIOD:

INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

OPTION TO ELECT REPAYMENT: ☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN U.S. DOLLARS:

☐ YES ☐ NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_________], or registered assigns, the principal sum of [___________________Dollars ($)] on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest on such principal sum at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date (if the first Interest Reset Date is later than the Original Issue Date) and thereafter at the interest rate determined by reference to the Base Rate shown above, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or duly made available for payment. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided in the next succeeding paragraph) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date (but not the Maturity Date) that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day) as described on the reverse hereof. If the Maturity Date is not a Business Day, principal, premium, if any, or interest, if any, shall be paid on the next succeeding Business Day, and no interest will accrue from and after the Maturity Date.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for SOFR Notes, the term Business Day means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; (ii) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (iii) for notes denominated in the euro or with a Base Rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iv) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the designated currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency), Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE COMPANY’S SENIOR INDEBTEDNESS.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of June 16, 2023, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to the calculation of interest on this Security. If the first Interest Reset Date is later than the Original Issue Date, this Security will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually or on some other basis (each, an “Interest Reset Period”) as specified in the applicable pricing supplement. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth in the applicable pricing supplement; and (vi) annually, the third Wednesday of one month of each year set forth in the applicable pricing supplement. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is SOFR, CORRA or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. The Interest Determination Date pertaining to an Interest Reset Date for this Security (unless the Base Rate set forth on the face hereof is SOFR, CORRA, EURIBOR, or Treasury Rate) will be the second Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is EURIBOR, the Interest

Determination Date pertaining to an Interest Reset Date for this Security will be the second T2 Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is SOFR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be as set forth below in the “—Determination of SOFR” section and as set forth on the face hereof. If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale. If the Base Rate set forth on the face hereof is the CORRA, the Interest Determination Date shall be the Interest Reset Date (the “CORRA Interest Determination Date”).

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, (i) for notes with interest payable monthly, the third Wednesday of each month; (ii) for notes with interest payable quarterly, the third Wednesday of March, June, September and December of each year; (iii) for notes with interest payable semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (iv) for notes with interest payable annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue or be paid on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360 (unless the Base Rate set forth on the face hereof is the Treasury Rate, CORRA or CMT Rate), (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate or CMT Rate, or (3) by 365 if the Base Rate set forth on the face hereof is CORRA. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CORRA. If the Base Rate set forth on the face hereof is CORRA, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Canadian Overnight Repo Rate Average, commonly referred to as CORRA, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the interest rate for each relevant interest period will be determined by the Calculation Agent on each Interest Determination Date relating to a floating rate note for which the interest rate is determined with reference to CORRA (a “CORRA Interest Determination Date”), at a Base Rate equal to compounded daily CORRA

(“compounded CORRA”), calculated as described below or by any other method of calculation specified on the face hereof. The CORRA Interest Determination Date for a CORRA Note means the day that is the number of Toronto banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the CORRA Interest Determination Date for each interest period will be two Toronto banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

The amount of interest accrued and payable on the CORRA Notes for each interest period will be calculated by the Calculation Agent and will be equal to the product of (i) the outstanding principal amount of the CORRA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 365.

The Calculation Agent will determine compounded CORRA for each applicable interest period in accordance with the formula below, and with respect to the observation period relating to such interest period. Compounded CORRA, the interest rate and accrued interest for each interest period will be determined by the Calculation Agent in arrears for each applicable interest period as soon as reasonably practicable on or after the last day of the applicable observation period related to such interest period and prior to the relevant interest payment date. The Calculation Agent will notify the Company of compounded CORRA and such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the interest payment date.

Compounded CORRA Notes with Observation Shift

“Compounded CORRA” means, for any observation period, the rate of return of a daily compounded interest investment calculated in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.00000005 being rounded upwards:

where:

“d” for any observation period, means the number of calendar days in the relevant observation period;

“d0” for any observation period, is the number of Toronto banking days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant Toronto banking day in chronological order from, and including, the first Toronto banking day in the relevant observation period;

“ni” for any Toronto banking day “i” in the relevant observation period, means the number of calendar days from, and including, such Toronto banking day “i” to, but excluding, the following Toronto banking day (which is “i” + 1);

“CORRAi” means, in respect of any Toronto banking day “i” in the relevant observation period, a reference rate equal to the daily Canada Overnight Repo Rate Average for such Toronto banking day, as published by the Bank of Canada, as the administrator of CORRA (or any successor administrator of CORRA), on the website of the Bank of Canada or any successor website, or such other source or page as is specified on the face hereof or, if the Bank of Canada’s website or such other source or page as is specified on the face hereof, as applicable, is unavailable, as otherwise published by such authorized distributors (in each case, at approximately 11:00 a.m., Toronto time (or such other time as is specified on the face hereof)), on the immediately following Toronto banking day, which is Toronto banking day “i”+ 1;

“observation period” means, in respect of each observation period, the period from, and including, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the interest payment date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date); and

“Toronto banking day” means a day on which Schedule I banks under the Bank Act (Canada) are open for business in the city of Toronto, Canada, other than a Saturday or a Sunday or a public holiday in Toronto (or such revised regular publication calendar for CORRA or an Applicable Fallback Rate as may be adopted by the administrator of CORRA from time to time).

If neither the administrator nor authorized distributors provide or publish CORRA and an Index Cessation Effective Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

Notwithstanding the foregoing, upon the occurrence of an Index Cessation Event, the terms and provisions set forth under “—Effect of an Index Cessation Event — CORRA” will apply to the CORRA Notes.

Effect of an Index Cessation Event — CORRA

Upon the occurrence of an Index Cessation Event and related Index Cessation Effective Date, the interest rate for a CORRA Interest Determination Date that occurs on or after such Index Cessation Effective Date will be the CAD Recommended Rate determined in accordance with (i) and (ii) below, to which the Calculation Agent will apply the most recently published spread and make such adjustments as are necessary to account for any difference in the term, structure or tenor of the CAD Recommended Rate in comparison to CORRA, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, and notifies to the Calculation Agent, are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such Applicable Fallback Rate for debt obligations comparable to the CORRA Notes in such circumstances:

(i)

Index Cessation Effective Date with respect to CORRA. If there is a CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA but neither the administrator nor authorized distributors provide or publish the CAD Recommended Rate and an Index Cessation Effective Date with respect to the CAD Recommended Rate has not occurred, then, in respect of any day for which the CAD Recommended Rate is required, references to the CAD Recommended Rate will be deemed to be references to the last provided or published CAD Recommended Rate.

(ii)

No CAD Recommended Rate or Index Cessation Effective Date with respect to CAD Recommended Rate. If there is no CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA, or there is a CAD Recommended Rate and an Index Cessation Effective Date subsequently occurs with respect to such CAD Recommended Rate, then the Base Rate for a CORRA Interest Determination Date that occurs on or after such applicable Index Cessation Effective Date will be the BOC Target Rate (as defined below). If neither the administrator nor authorized distributors provide or publish the BOC Target Rate and an Index Cessation Effective Date with respect to the BOC Target Rate has not occurred, then, in respect of any day for which the BOC Target Rate is required, references to the BOC Target Rate will be deemed to be references to the last provided or published BOC Target Rate.

Applicable Fallback Rate Conforming Changes. Notwithstanding the foregoing, in connection with the implementation of an Applicable Fallback Rate, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, may make such adjustments to the Applicable Fallback Rate or the spread thereon, if any, as well as the business day convention, the calendar day count convention, interest determination dates, interest reset dates and related provisions and definitions (including observation dates for reference rates), in each case that are consistent with accepted market practice for the use of the Applicable Fallback Rate for debt obligations such as the CORRA Notes in such circumstances.

Any determination, decision or election that may be made by the Company or the Calculation Agent, as applicable, in relation to the Applicable Fallback Rate, including any determination with respect to an adjustment or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding, absent manifest error; (ii) if made by the Company, will be made in the Company’s sole discretion, or, as applicable, if made by the Calculation Agent will be made after consultation with the Company and the Calculation Agent will not make any such determination, decision or election to which the Company objects and will have no liability for not making any such determination, decision or election; and (iii) shall become effective without consent from the holders of the CORRA Notes or any other party.

Definitions. As used in the foregoing terms and provisions relating to the determination of CORRA:

“Applicable Fallback Rate” means the CAD Recommended Rate, or the BOC Target Rate, as applicable;

“BOC Target Rate” means the Bank of Canada’s target for the overnight rate as set by the Bank of Canada and published on the Bank of Canada’s website or, if the Bank of Canada does not target a single rate, the mid-point of the target range set by the Bank of Canada and so published (calculated as the arithmetic average of the upper bound of the target range and the lower bound of the target range, rounded, if necessary, to the nearest second decimal place, 0.005 being rounded upwards);

“CAD Recommended Rate” means the rate (inclusive of any spreads or adjustments) recommended as the replacement for CORRA by a committee officially endorsed or convened by the Bank of Canada for the purpose of recommending a replacement for CORRA (which rate may be produced by the Bank of Canada or another administrator) and as provided by the administrator of that rate or, if that rate is not provided by the administrator thereof (or a successor administrator), published by an authorized distributor;

“Index Cessation Effective Date” means, in respect of an Index Cessation Event, the first date on which CORRA or the Applicable Fallback Rate, as applicable, is no longer provided. If CORRA or the Applicable Fallback Rate, as applicable, ceases to be provided on the same day that it is required to determine the Base Rate for an interest period pursuant to the terms of an applicable series of CORRA Notes but it was provided at the time at which it is to be observed pursuant to the terms and provisions of such series of CORRA Notes (or, if no such time is specified in the terms and provisions of such series, at the time at which it is ordinarily published), then the Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

“Index Cessation Event” means:

(A)

a public statement or publication of information by or on behalf of the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, announcing that it has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable; or

(B)

a public statement or publication of information by the regulatory supervisor for the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, the Bank of Canada, an insolvency official with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, a resolution authority with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, which states that the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i) If “Refinitiv Page FRBCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily statistical release published by the Federal Reserve Board available through its website at https://www.federalreserve.gov/releases/h15/, or any successor site or publication, and designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation) (“H.15 Daily Update”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”), as such yield is displayed on Refinitiv (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Refinitiv Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Refinitiv Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rate does not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in the H.15 Daily Update. (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the Agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, that if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

(ii) If “Refinitiv Page FEDCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the H.15 Daily Update under the caption H.15 TCM as such yield is displayed on Refinitiv on page FEDCMT (or any other page as may replace such page on such service) (“Refinitiv Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. The Calculation Agent will follow the following procedures if the Refinitiv Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rates required to compute such average yield do not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. (c) If the Federal Reserve Board does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper—Nonfinancial.” If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in U.S. dollar commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on such Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR Interest Determination Date, which is the second T2 Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a Base Rate equal to the interest rate for deposits in euro designated as “EURIBOR” as sponsored, calculated and published by EMMI having the index maturity specified on the face hereof, as that rate appears on Refinitiv Page EURIBOR01 (or any other page as may replace such page on such service) (“Refinitiv Page EURIBOR01”) as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.

Unless otherwise specified on the face hereof, the following procedures will be followed if EURIBOR cannot be determined as described above:

(I) If the rate described above does not appear on Refinitiv Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent, after consultation with the Company: euro deposits having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of those quotations.

(II) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

(III) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial Base Rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company or its designee determines that a Benchmark Event has occurred in relation to any Notes that reference EURIBOR, then, pursuant to the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR,” the Company will use reasonable efforts to appoint an Independent Financial Adviser for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR” shall, in such circumstances, apply to the EURIBOR Notes.

Benchmark Discontinuation—Reference Rate Replacement—EURIBOR

Notwithstanding the foregoing, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that a Benchmark Event (as defined below) has occurred when any interest rate (or the relevant component part thereof) remains to be determined by reference to EURIBOR, then the following provisions shall apply:

•

the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an alternative rate (the “Alternative Benchmark Rate”) and, in either case, an alternative screen page or source (the “Alternative Relevant Screen Page”) and an Adjustment Spread (as defined below) (if applicable) no later than three Business Days prior to the relevant Interest Determination Date relating to the next succeeding interest period (the “IA Determination Cut-off Date”) for purposes of determining the interest rate applicable to the Notes for all future interest periods;

•

the Alternative Benchmark Rate will be such rate as the Company and the Independent Financial Adviser agree has replaced the relevant reference rate in customary market usage for the purposes of determining the applicable interest rate or, if the Company and the Independent Financial Adviser agree that there is no such rate, such other rate as the Company and the Independent Financial Adviser agree is most comparable to the relevant reference rate, and the Alternative Relevant Screen Page shall be such page of an information service as displays the Alternative Benchmark Rate;

•

if the Company is unable to appoint an Independent Financial Adviser, or if the Company and the Independent Financial Adviser cannot agree upon, or cannot select a Successor Rate or an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the IA Determination Cut-off Date in accordance with the clause immediately above, then the Company may determine which (if any) rate has replaced the relevant reference rate in customary market usage for purposes of determining the applicable interest rate or, if the Company determines that there is no such rate, which (if any) rate is most comparable to the relevant reference rate, and the Alternative Benchmark Rate will be the rate so determined by the Company, and the Alternative Relevant Screen Page will be such page of an information service as displays the Alternative Benchmark Rate; provided, however, that if this clause applies and the Company is unable or unwilling to determine an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the Interest Determination Date relating to the next succeeding interest period in accordance with this clause, the reference rate applicable to such interest period will be determined pursuant to the interest rate provisions for Notes referencing EURIBOR as applicable and as outlined above under the captions “EURIBOR Notes”;

•

if a Successor Rate or an Alternative Benchmark Rate and an Alternative Relevant Screen Page is determined in accordance with the preceding provisions, such Successor Rate or such Alternative Benchmark Rate and such Alternative Relevant Screen Page will be the benchmark and the Relevant Screen Page in relation to the Notes for all future interest periods;

•

if the Company determines, together with the Independent Financial Adviser, that (A) an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Benchmark Rate and (B) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread will be applied to the Successor Rate or the Alternative Benchmark Rate for each subsequent determination of a relevant interest rate and Interest Amount(s) (or a component part thereof) by reference to such Successor Rate or such Alternative Benchmark Rate;

•

if a Successor Rate or an Alternative Benchmark Rate and/or Adjustment Spread is determined in accordance with the above provisions, the Company may also specify additional changes applicable to the Notes, and the method for determining the fallback rate in relation to the Notes, to follow market practice in relation to the Successor Rate or the Alternative Benchmark Rate and/or the Adjustment Spread, which changes shall apply to the Notes for all future interest periods; and

•

the Company will promptly, following the determination of any Successor Rate or any Alternative Benchmark Rate and any Alternative Relevant Screen Page and any Adjustment Spread (if any), give notice thereof and of any changes pursuant to the clause immediately above to the Calculation Agent, the fiscal and paying agent and the holders of the Notes.

“Adjustment Spread” means either a spread (which may be positive or negative) or a formula or methodology for calculating a spread, which the Company determines should be applied to the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), as a result of the replacement of the relevant reference rate with the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), and is the spread, formula or methodology which:

•

in the case of a Successor Rate, is recommended or formally provided as an option for parties to adopt, in relation to the replacement of the reference rate with the Successor Rate by any Relevant Nominating Body; or

•

in the case of a Successor Rate for which no such recommendation has been made, or option provided, or in the case of an Alternative Benchmark Rate, the spread, formula or methodology which the Company determines to be appropriate to reduce or eliminate, to the fullest extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to holders as a result of the replacement of the reference rate with the Successor Rate or the Alternative Benchmark Rate (as applicable).

“Benchmark Event” means:

(a) the relevant reference rate (or component thereof) has ceased to be published on the Relevant Screen Page as a result of such benchmark (or component thereof) ceasing to be calculated or administered; or

(b) a public statement by the administrator of the relevant reference rate (or component thereof) that it will cease publishing such reference rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of such reference rate) (or component thereof); or

(c) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that such reference rate (or component thereof) has been or will be permanently or indefinitely discontinued; or

(d) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that means that such reference rate (or component thereof) will be prohibited from being used or that its use will be subject to restrictions or adverse consequences; or

(e) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that, in the view of such supervisor, such reference rate (or component thereof) is no longer representative of an underlying market; or

(f) it has or will become unlawful for the Calculation Agent or the Company to calculate any payments due to be made to any holder using the relevant reference rate (or component thereof) (including, without limitation, under the Benchmarks Regulation (EU) 2016/1011, if applicable), provided that the Benchmark Event shall be deemed to occur only (i) in the case of paragraphs (b) and (c) above, on the date of the cessation of the relevant reference rate (or component thereof) or the discontinuation of the reference rate (or component thereof), as the case may be, (ii) in the case of paragraph (d) above, on the date of prohibition of use of the reference rate (or component thereof) and (iii) in the case of paragraph (e) above, on the date with effect from which the reference rate (or component thereof) will no longer be (or will be deemed by the relevant supervisor to no longer be) representative of its relevant underlying market and which is specified in the public statement, and, in each case, not the date of the relevant public statement.

“euro-zone” means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

“Independent Financial Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the international debt capital markets, in each case appointed by the Company.

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

•

the European Union, the central bank, reserve bank, monetary authority or similar institution for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

•

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.

“Successor Rate” means the reference rate (and related alternative screen page or source, if available) that the Independent Financial Adviser (with the Company’s agreement) determines is a successor to or replacement of the relevant reference rate which is formally recommended by any Relevant Nominating Body.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in the daily update of H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Refinitiv on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Refinitiv Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest Determination Date for United States dollar Federal Funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Refinitiv Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Refinitiv on page 5 (or any other page as may replace such page on such service) (“Refinitiv Page 5”), or, if such rate does not appear on Refinitiv Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Refinitiv Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Refinitiv Page USFFTARGET= (or any other page as may replace such page on such service) (“Refinitiv Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Refinitiv Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on “USPRIME1” as that bank’s Prime Rate or base lending rate as of 11:00 a.m., New York City time, on such Interest Determination Date. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

“USPRIME1” means the display on the Refinitiv 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying Prime Rates or base lending rates of major U.S. banks.

Determination of SOFR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of SOFR” section), if the Base Rate set forth on the face hereof is SOFR, this Security will bear interest for each Interest Reset Period at the interest rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the SOFR Administrator (as defined below) or calculable at such time by reference to such published rates, in each case as specified in the applicable pricing supplement, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

SOFR Notes will be Compounded SOFR Notes or Compounded SOFR Index notes, as described below, unless otherwise specified on the face hereof.

Unless the face hereof specifies otherwise, the interest rate applicable for each interest period will be the rate determined by the Calculation Agent, with respect to any Interest Determination Date relating to a floating rate note or fixed rate/floating rate note for which the interest rate is determined with reference to SOFR (a “SOFR Interest Determination Date”) at a Base Rate equal to compounded daily SOFR (“Compounded SOFR”), calculated as described below or by any other method of calculation specified on the face hereof.

The amount of interest accrued and payable on SOFR Notes for each interest period will be equal to the product of (i) the outstanding principal amount of SOFR Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 360.

Promptly upon such determination, the Calculation Agent will notify the Company of the floating interest rate for the relevant interest period. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be made in the Calculation Agent’s sole discretion and will be conclusive and binding absent manifest error.

The SOFR Interest Determination Date for Compounded SOFR Notes and Compounded SOFR Index Notes means the day that is the number of U.S. Government Securities Business Days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the SOFR Interest Determination Date for each interest period will be two U.S. Government Securities Business Days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

Notwithstanding the foregoing paragraphs, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are referred to as the “benchmark transition provisions” herein, will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified on the face hereof.

Compounded SOFR Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded SOFR,” then “Compounded SOFR,” with respect to any interest period, means the rate of return of a daily compounded interest investment calculated in accordance with the following formula:

where:

“d0”, for any observation period, means the number of U.S. Government Securities Business Days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Day in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant observation period;

“SOFRi”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is equal to SOFR in respect of that day “i”;

“ni”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day (“i+1”);

“d” means the number of calendar days in the relevant observation period;

“observation period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date);

“SOFR” means, with respect to any U.S. Government Securities Business Day:

(1) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”); or

(2) if the rate specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date (as each such term is defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have occurred, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website; or

(3) If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Benchmark Replacement, subject to the provisions described, and as defined, below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date.”

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate);

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not part of this document and is not incorporated herein by reference; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Compounded SOFR Index Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded Index Rate,” then “Compounded SOFR,” with respect to any interest period, means the rate computed in accordance with the following formula:

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the Interest Payment Date relating to the relevant interest period; and

“dc” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i)

if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—SOFR Index Unavailable” provisions below; or

(ii)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date” provisions below.

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SOFR Index Unavailable

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated SOFR Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “observation period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the observation period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in our sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indenture or the SOFR Notes, shall become effective without consent from the holders of the SOFR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth herein or in the applicable pricing supplement.

Certain Defined Terms. As used in this “—Determination of SOFR” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, producing a commercially reasonable result as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, after giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” the manner, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and other administrative matters) that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR calculated by reference to daily SOFR, the SOFR Determination Time, and (2) if the Benchmark is Compounded SOFR calculated by reference to SOFR Index, the SOFR Index Determination Time, and (3) if the Benchmark is not Compounded SOFR calculated by reference to SOFR or SOFR Index, the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website.

“Specified SOFR” means the Compounded SOFR, as described above, or another Base Rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as specified on the face hereof of the SOFR Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such

Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Refinitiv on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills of the kind described above, as announced by the United States Department of the Treasury. If the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not so announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities—Treasury bills (secondary market)” (or any successor caption or heading). If such rate is not published in the H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if fewer than three dealers selected by the Calculation Agent are quoting as mentioned in the prior sentence, the Treasury Rate for the new Interest Reset Period will be the Treasury Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date, provided that any such redemption will be subject to the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the “Federal Reserve”), if then required. Such Initial Redemption Percentage, if more than 100% , shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice period shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. This Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of maturity upon certain events of bankruptcy, insolvency or reorganization of the Company or receivership or conservatorship of a Major Bank (as defined in the Indenture), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) ) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security[, provided no action provided in this Section shall be taken without the Company’s consent where it would result in the Notes not being Tier 2 capital for Federal Reserve purposes].

Section 9. Subordination; Obligations of the Company Absolute. The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and subject in right of the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. The Indenture provides that in the event of insolvency, bankruptcy, receivership, reorganization, liquidation or similar proceedings of the Company (an “insolvency event”), all Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on, the Securities of this series. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of an insolvency event relating to the Company, there remains, after giving effect to the subordination provisions referred to in Section 1614 of the Indenture, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Senior Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of the Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Senior Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust.)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated: _________________________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(h)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[THIS SECURITY IS SUBORDINATED, AS TO PRINCIPAL, INTEREST AND PREMIUM, AND ADDITIONAL AMOUNTS, IF ANY, TO ALL “SENIOR INDEBTEDNESS” OF KEYCORP, INCLUDING ALL OBLIGATIONS TO KEYCORP’S GENERAL CREDITORS (OTHER THAN OBLIGATIONS TO TRADE CREDITORS INCURRED IN THE ORDINARY COURSE OF THE KEYCORP’S BUSINESS). THIS SECURITY IS NOT SECURED BY ANY ASSETS OF KEYCORP OR BY THE ASSETS OF ANY OF ITS SUBSIDIARIES OR AFFILIATES, IS NOT GUARANTEED BY ANY OF KEYCORP’S SUBSIDIARIES OR AFFILIATES, AND IS INELIGIBLE AS COLLATERAL TO SECURE A LOAN OR EXTENSION OF CREDIT FROM KEYCORP OR ANY OF ITS SUBSIDIARIES.]

CUSIP NO.

[ISIN:   ]

[Common Code:   ]

REGISTERED PRINCIPAL AMOUNT $

No. FX-RST -

KEYCORP

FORM OF

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

(FIXED RATE RESET)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [_______________] (“[______]”) or a nominee of [___________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [____________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [____________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [____________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [____________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

EXCHANGE RATE AGENT:

PAYING AGENT:

PLACE OF PAYMENT:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN

U.S. DOLLARS: ☐ YES ☐ NO

INITIAL INTEREST RATE:

RESET DATE(S):

RESET REFERENCE RATE:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

COMPUTATION PERIOD:

INTEREST PAYMENT DATES IF OTHER THAN JUNE 15 AND DECEMBER 15:

REGULAR RECORD DATES:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

DAY COUNT CONVENTION:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTION TO ELECT REPAYMENT:☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

ADDITIONAL AMOUNTS:

DEFEASANCE:☐  YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

OPTIONAL EXTENSION OF MATURITY:

☐ YES ☐ NO

LENGTH OF EXTENSION PERIOD:

NUMBER OF EXTENSION PERIODS:

TOTAL AMOUNT OF OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for

Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________] or registered assigns, the principal sum of [__________________ DOLLARS ($ )] on the Stated Maturity shown above (except to the extent redeemed, repaid, renewed or extended prior to the Stated Maturity) and to pay interest on such principal sum at the Interest Rate shown above from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest, if any, has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on [________] (unless other Interest Payment Dates are shown on the face hereof and except as provided in the next succeeding paragraph) (each, an “Interest Payment Date”) until the principal hereof is paid or made available for payment and on the Stated Maturity, any Redemption Date or Repayment Date (such terms are together hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest will accrue from and after the Maturity Date or Interest Payment Date as a result of such delayed payment.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (ii) for notes denominated in the euro or with a base rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in London are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iii) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency, or (ii) the capital city of the country to which the designated currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency) Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

Any interest hereon is accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest, if any, has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid) to, but excluding, the succeeding Interest Payment Date or the Maturity Date, as the case may be. The interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (each, a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest, if any, for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder hereof on such next succeeding Regular Record Date; and provided further that interest, if any, payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

Unless otherwise specified on the face hereof, interest on this Security, if any, will be computed and paid on the basis of a 360-day year of twelve 30-day months.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE COMPANY’S SENIOR INDEBTEDNESS.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of June 16, 2023, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof that is unlimited in aggregate principal amount.

Section 2. Interest. This Security will bear interest initially at a fixed interest rate for a specified portion of the applicable term and then reset such fixed interest rate to a fixed rate determined by reference to a “Reset Reference Rate” at one or more specified intervals for the remainder of such term as determined in accordance with the terms and provisions set forth on the face hereof and below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates.” Unless otherwise specified on the face hereof, terms and provisions of this Security will apply, to the extent applicable, as set forth below.

This Security will bear interest from, and including, its Original Issue Date to, but excluding, the first “Reset Date” specified on the face hereof, at the rate per annum specified to be the “Initial Interest Rate” on the face hereof. The interest rate on this Security will reset on the applicable first Reset Date and on any applicable subsequent Reset Date(s) specified on the face hereof, all in accordance with the terms and provisions set forth under “—Determination of Interest Rates for Fixed Rate Reset Notes.” The interest rate to which this Security resets on the first Reset Date and any applicable subsequent Reset Date(s) will be a fixed rate determined by reference to the Reset Reference Rate adjusted by the applicable Spread, if any, and/or Spread Multiplier, if any, each as specified on the face hereof. Unless otherwise specified on the face hereof, the Reset Reference Rate will be the U.S. Treasury Rate as determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate.”

This Security also may have either or both of the following limitations on the interest rate, as specified on the face hereof:

•	a maximum interest rate limitation, or ceiling, on the rate of interest that may accrue during any interest or other applicable period; and

•	a minimum interest rate limitation, or floor, on the rate of interest that may accrue during any interest or other applicable period.

Accrual of Interest and Interest Payment Dates

Unless otherwise specified on the face hereof, interest on this Security will be paid quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth on the face hereof (each such day being an “Interest Payment Date”) and at the Maturity Date or earlier Redemption Date or Repayment Date, as applicable. Each interest payment due on an Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the Original Issue Date, to, but excluding, the next Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be (each such period, an “interest period”). The amount of accrued interest on this Security for an interest period is calculated by multiplying the principal amount of this Security by an accrued interest factor. This accrued interest factor will be determined by multiplying the per annum fixed interest rate by a factor resulting from the day count convention that applies with respect to such determination. The interest rate applicable with respect to any interest period for this Security will be the rate per annum determined in accordance with the applicable terms and provisions set forth below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates.”

If no day count convention is specified on the face hereof, the accrued interest factor for this Security for which the Reset Reference Rate is specified on the face hereof to be the U.S. Treasury Rate, the factor will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company will pay installments of interest on this Security beginning on the first Interest Payment Date after its issue date to Holders of record on the corresponding Regular Record Date. Unless the Company otherwise specifies on the face hereof, the Regular Record Date for this Security will be on the 15th day (whether or not a Business Day) next preceding the Interest Payment Date.

If the Maturity Date or a Redemption Date, Repayment Date or Interest Payment Date for this Security is not a Business Day, then the Company will pay the principal, premium, if any, and interest for this Security payable on such date on the next Business Day, and no interest or other payment will accrue as a result of such delay.

Determination of Interest Rates for Fixed Rate Reset Notes

This Security will bear interest:

(1)	from, and including, the Original Issue Date to, but excluding, the first Reset Date (such period, the “initial fixed rate period”) at a rate per annum equal to the Initial Interest Rate;

(2)

from, and including, the first Reset Date to, but excluding, the first subsequent Reset Date specified on the face hereof or, if no subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be, at a rate per annum equal to the first reset interest rate; and

(3)	for each applicable subsequent reset period thereafter (if any), at a rate per annum equal to the applicable subsequent reset interest rate,

payable, in each case, in arrears on each applicable Interest Payment Date, the Maturity Date or earlier Redemption Date or Repayment Date, as the case may be. For the avoidance of doubt, the applicable interest rate specified in the preceding sentence will apply for each interest period falling within the initial fixed rate period and any reset period, as applicable.

In addition, for the avoidance of doubt, the “Reset Dates,” including the first Reset Date and any subsequent Reset Date(s), if any, for this Security will be specified on the face hereof.

The interest rate applicable during each reset period will be determined by the calculation agent on each applicable reset determination date.

For purposes of the foregoing terms and provisions, the following terms have the meanings set forth below:

“first reset interest rate” means, in respect of the first reset period, a per annum interest rate equal to (a) the relevant Reset Reference Rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified on the face hereof for such first reset interest rate.

“first reset period” means the period from, and including, the first Reset Date to, but excluding, the first subsequent Reset Date or, if no subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable.

“reset determination date” means, unless otherwise specified on the face hereof: (a) with respect to any Security for which the Reset Reference Rate is the U.S. Treasury Rate, the third Business Day (or such other number of Business Days as the Company may specify on the face hereof) preceding the applicable Reset Date and (b) with respect to any Security for which the Reset Reference Rate is a rate determined by reference to another rate, as specified on the face hereof.

“reset period” means the first reset period or a subsequent reset period, as applicable.

“Reset Reference Rate” means (a) the U.S. Treasury Rate determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate” or (b) another rate, as specified on the face hereof and determined in accordance with the terms and provisions set forth herein.

“subsequent reset interest rate” means, in respect of any subsequent reset period, a per annum interest rate equal to (a) the relevant Reset Reference Rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified on the face hereof for such subsequent reset interest rate.

“subsequent reset period” means the period from, and including, the first subsequent Reset Date to, but excluding, the next subsequent Reset Date or, if no additional subsequent Reset Dates are specified on the face hereof, the Maturity Date or earlier Redemption Date or Repayment Date, as applicable, and each successive period from, and including, to, but excluding, the next subsequent Reset Date or Maturity Date or earlier Redemption Date or Repayment Date, as applicable.

Determination of Reset Reference Rates

U.S. Treasury Rate

For any reset period commencing on or after the first Reset Date, the “U.S. Treasury Rate” will be determined by the calculation agent on each reset determination date in the following manner:

(1)

the average of the yields on actively traded U.S. treasury securities adjusted to constant maturities, for the maturity equal to the duration of such reset period, for the five Business Days (or such other number of Business Days as the Company may specify on the face hereof) immediately preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify on the face hereof) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update under the caption H.15 TCM; or

(2)

if there are no such published yields on actively traded U.S. treasury securities adjusted to constant maturities, for such maturity, then the “U.S. Treasury Rate” will be determined by interpolation on a straight-line basis (using the actual number of days) between the average of the yields on actively traded U.S. treasury nominal/non-inflation-indexed securities adjusted to constant maturities for two series of actively traded U.S. treasury nominal/non-inflation-indexed securities, (A) one maturing as close as possible to, but earlier than, the Reset Date following the next succeeding reset determination date (or, if there is no such Reset Date, the Maturity Date) and (B) the other maturing as close as possible to, but later than, such Reset Date or Maturity Date, as applicable, in each case for the five Business Days (or such other number of Business Days as the Company may specify on the face hereof) preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify on the face hereof) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update as of 5:00 p.m., New York City time, on the applicable reset determination date.

In each case, the U.S. Treasury Rate will be rounded, if necessary, to the nearest one thousandth of a percentage point, with 0.0005% rounded up to 0.001%.

Notwithstanding the foregoing, if the Company or the Company’s designee, after consulting with the Company, determines that the then-current Reset Reference Rate (which, as of the Original Issue Date for this Security, will be the U.S. Treasury Rate for the specified maturity set forth on the face hereof) cannot be determined in the manner applicable for such Reset Reference Rate (which, as of the Original Issue Date of such Fixed Rate Reset Notes, will be pursuant to the methods described in clauses (1) or (2) above) on the applicable reset determination date (such determination, a “rate substitution event”), the Company or the Company’s designee, after consulting with the Company, may determine whether there is an industry-accepted successor rate to the then-current Reset Reference Rate (such industry-accepted successor rate, the “replacement rate”). If the Company or the Company’s designee, after consulting with the Company, determines that there is such a replacement rate, then such replacement rate will replace the U.S. Treasury Rate (or the then-current Reset Reference Rate) for all purposes relating to this Security in respect of such determination on such reset determination date and all determinations on all subsequent reset determination dates. In addition, if a replacement rate is utilized as described in the preceding sentence, the Company or the Company’s designee, after consulting with the Company, may adopt or make changes to (1) any Interest Payment Date, reset determination date, Reset Date, other relevant date, business day convention, interest period or reset period, (2) the manner, timing and frequency of determining rates and amounts of interest that are payable on this Security and the conventions relating to such determination, (3) the timing and frequency of making payments of interest, (4) rounding conventions, (5) specified maturities, and (6) any other terms or provisions of this Security (including any spread or adjustment factor needed to make such replacement rate comparable to the then-current Reset Reference Rate (which, as of the Original Issue Date for this Security, will be the U.S. Treasury Rate for the specified maturity)), in each case that the Company or the Company’s designee, after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such replacement rate in a manner substantially consistent with market practice (or, if the Company, the calculation agent or the Company’s designee, after consulting with the Company, determines that implementation of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee, after consulting with the Company, determines that no market practice for use of such replacement rate exists, in such other manner as the Company or the Company’s designee, after consulting with the Company, determines is appropriate) (such changes, the “U.S. Treasury Rate adjustments”). If the Company or the Company’s designee, after consulting with the Company, determines that there is no such replacement rate, then the interest rate for the applicable reset period will be: (a) if the first reset interest rate is to be determined, the Initial Interest Rate or (b) if a subsequent reset interest rate is to be determined, the interest rate that was applicable for the preceding reset period.

Any determination, decision or selection that may be made by the Company or the Company’s designee, after consulting with the Company, pursuant to the provisions of this Security (including provisions relating to a rate substitution event and any U.S. Treasury Rate adjustments, or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or make or refrain from making any selection) will be made in the Company’s or such designee’s sole discretion, will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary in the Indenture or any officers’ certificate delivered pursuant to the Indenture, shall become effective without consent from the Holders of the Security or any other party.

Section 3. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Section 4. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date, provided that any such redemption will be subject to the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the “Federal Reserve”), if then required. Such Initial Redemption Percentage, if more than 100%, shall decline at each anniversary of the Initial

Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. This Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as a “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of maturity upon certain events of bankruptcy, insolvency or reorganization of the Company or receivership or conservatorship of a Major Bank (as defined in the Indenture), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security, provided no action provided in this Section shall be taken without the Company’s consent where it would result in the Notes not being Tier 2 capital for Federal Reserve purposes.

Section 9. Subordination; Obligations of the Company Absolute. The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and subject in right of the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. The Indenture provides that in the event of insolvency, bankruptcy, receivership, reorganization, liquidation or similar proceedings of the Company (an “insolvency event”), all Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on, the Securities of this series. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of an insolvency event relating to the Company, there remains, after giving effect to the subordination provisions referred to in Section 1614 of the Indenture, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, “Excess Proceeds”, and if at such time any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Senior Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of the Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Senior Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________________Custodian_________________

(Cust.)               (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(i)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[THIS SECURITY IS SUBORDINATED, AS TO PRINCIPAL, INTEREST AND PREMIUM, AND ADDITIONAL AMOUNTS, IF ANY, TO ALL “SENIOR INDEBTEDNESS” OF KEYCORP, INCLUDING ALL OBLIGATIONS TO KEYCORP’S GENERAL CREDITORS (OTHER THAN OBLIGATIONS TO TRADE CREDITORS INCURRED IN THE ORDINARY COURSE OF THE KEYCORP’S BUSINESS). THIS SECURITY IS NOT SECURED BY ANY ASSETS OF KEYCORP OR BY THE ASSETS OF ANY OF ITS SUBSIDIARIES OR AFFILIATES, IS NOT GUARANTEED BY ANY OF KEYCORP’S SUBSIDIARIES OR AFFILIATES, AND IS INELIGIBLE AS COLLATERAL TO SECURE A LOAN OR EXTENSION OF CREDIT FROM KEYCORP OR ANY OF ITS SUBSIDIARIES.]

CUSIP NO.

[ISIN:        ]

[Common Code:   ]

REGISTERED PRINCIPAL AMOUNT $

No. FX-FL -

KEYCORP

FORM OF

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

(FIXED RATE/FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [______________] (“[_____]”) or a nominee of [________], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [______________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [______________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [______________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [______________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

FIXED RATE PERIOD:

FLOATING RATE PERIOD:

INTEREST RATE:

FIXED INTEREST RATE:

FLOATING INTEREST RATE:

BASE RATE DURING THE FLOATING RATE PERIOD:

SPREAD (PLUS OR MINUS) (DURING FLOATING RATE PERIOD):

SPREAD MULTIPLIER (DURING FLOATING RATE PERIOD):

CALCULATION AGENT:

CALCULATION DATE:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST DETERMINATION DATE (DURING FLOATING RATE PERIOD):

INTEREST RESET PERIOD (DURING FLOATING RATE PERIOD):

INTEREST RESET DATES (DURING FLOATING RATE PERIOD):

INTEREST PERIOD:

FIXED RATE INTEREST PAYMENT DATES:

FLOATING RATE INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

BUSINESS DAY CONVENTION:

OPTION TO ELECT REPAYMENT: ☐ YES ☐ NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION: ☐ YES ☐ NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MINIMUM DENOMINATIONS:

☐ $2,000

☐ Other:

SPECIFIED CURRENCY:

United States Dollars:

☐ YES ☐ NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN U.S. DOLLARS:

☐ YES ☐ NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE: ☐ YES ☐ NO

COVENANT DEFEASANCE: ☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET:

☐ YES ☐ NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_________], or registered assigns, the principal sum of [____________Dollars ($)] on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest on such principal amount from the Original Issue Date shown above at the applicable Interest Rates during the Fixed Rate Period and the Floating Rate Period shown above as determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified, until the principal hereof is paid or duly made available for payment. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided below) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, (i) with respect to the Fixed Rate Period, any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date or Maturity Date that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date, as the case may be, and no additional interest will accrue from and after such Interest Payment Date or Maturity Date as a result of such delayed payment, and (ii) with respect to the Floating Rate Period, (a) that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date (but not the Maturity Date) that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day) as described on the reverse hereof, and (b) if the Maturity Date is not a Business Day, principal, premium, if any, or interest, if any, shall be paid on the next succeeding Business Day, and no interest will accrue from and after the Maturity Date.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for SOFR Notes, the term Business Day means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; (ii) for notes denominated in a specified currency other than U.S. dollars or the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (iii) for notes denominated in the euro or with a Base Rate of EURIBOR, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close and is also a T2 Business Day; and (iv) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the designated currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency), Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

“T2 Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) (or any successor or replacement for that system) is open for the settlement of payment in the euro.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE COMPANY’S SENIOR INDEBTEDNESS.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of June 16, 2023, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to, and only to, the calculation of interest on this Security for the Floating Rate Period. The interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually or on some other basis (each, an “Interest Reset Period”) as specified in the applicable pricing supplement. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth in the applicable pricing supplement; and (vi) annually, the third Wednesday of one month of each year set forth in the applicable pricing supplement. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is SOFR, CORRA or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. The Interest Determination Date pertaining to an Interest Reset Date for this Security (unless the Base Rate set forth on the face hereof is SOFR, CORRA, EURIBOR, or Treasury Rate) will be the second Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is EURIBOR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the second T2 Business Day immediately preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is SOFR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be as set forth below in the “—Determination of SOFR” section and as set forth on the face hereof. If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale. If the Base Rate set forth on the face hereof is the CORRA, the Interest Determination Date shall be the Interest Reset Date (the “CORRA Interest Determination Date”).

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, (i) for notes with interest payable monthly, the third Wednesday of each month; (ii) for notes with interest payable quarterly, the third Wednesday of March, June, September and December of each year; (iii) for notes with interest payable semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (iv) for notes with interest payable annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue or be paid on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is SOFR, CORRA or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360 (unless the Base Rate set forth on the face hereof is the Treasury Rate, CORRA or CMT Rate), (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate or CMT Rate, or (3) by 365 if the Base Rate set forth on the face hereof is CORRA. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CORRA. If the Base Rate set forth on the face hereof is CORRA, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Canadian Overnight Repo Rate Average, commonly referred to as CORRA, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the interest rate for each relevant interest period will be determined by the Calculation Agent on each Interest Determination Date relating to a floating rate note for which the interest rate is determined with reference to CORRA (a “CORRA Interest Determination Date”), at a Base Rate equal to compounded daily CORRA (“compounded CORRA”), calculated as described below or by any other method of calculation specified on the face hereof. The CORRA Interest Determination Date for a CORRA Note means the day that is the number of Toronto banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the CORRA Interest Determination Date for each interest period will be two Toronto banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

The amount of interest accrued and payable on the CORRA Notes for each interest period will be calculated by the Calculation Agent and will be equal to the product of (i) the outstanding principal amount of the CORRA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 365.

The Calculation Agent will determine compounded CORRA for each applicable interest period in accordance with the formula below, and with respect to the observation period relating to such interest period. Compounded CORRA, the interest rate and accrued interest for each interest period will be determined by the Calculation Agent in arrears for each applicable interest period as soon as reasonably practicable on or after the last day of the applicable observation period related to such interest period and prior to the relevant interest payment date. The Calculation Agent will notify the Company of compounded CORRA and such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the interest payment date.

Compounded CORRA Notes with Observation Shift

“Compounded CORRA” means, for any observation period, the rate of return of a daily compounded interest investment calculated in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.00000005 being rounded upwards:

where:

“d” for any observation period, means the number of calendar days in the relevant observation period;

“d0” for any observation period, is the number of Toronto banking days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant Toronto banking day in chronological order from, and including, the first Toronto banking day in the relevant observation period;

“ni” for any Toronto banking day “i” in the relevant observation period, means the number of calendar days from, and including, such Toronto banking day “i” to, but excluding, the following Toronto banking day (which is “i” + 1);

“CORRAi” means, in respect of any Toronto banking day “i” in the relevant observation period, a reference rate equal to the daily Canada Overnight Repo Rate Average for such Toronto banking day, as published by the Bank of Canada, as the administrator of CORRA (or any successor administrator of CORRA), on the website of the Bank of Canada or any successor website, or such other source or page as is specified on the face hereof or, if the Bank of Canada’s website or such other source or page as is specified on the face hereof, as applicable, is unavailable, as otherwise published by such authorized distributors (in each case, at approximately 11:00 a.m., Toronto time (or such other time as is specified on the face hereof)), on the immediately following Toronto banking day, which is Toronto banking day “i”+ 1;

“observation period” means, in respect of each observation period, the period from, and including, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify on the face hereof) preceding the interest payment date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date); and

“Toronto banking day” means a day on which Schedule I banks under the Bank Act (Canada) are open for business in the city of Toronto, Canada, other than a Saturday or a Sunday or a public holiday in Toronto (or such revised regular publication calendar for CORRA or an Applicable Fallback Rate as may be adopted by the administrator of CORRA from time to time).

If neither the administrator nor authorized distributors provide or publish CORRA and an Index Cessation Effective Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

Notwithstanding the foregoing, upon the occurrence of an Index Cessation Event, the terms and provisions set forth under “—Effect of an Index Cessation Event — CORRA” will apply to the CORRA Notes.

Effect of an Index Cessation Event — CORRA

Upon the occurrence of an Index Cessation Event and related Index Cessation Effective Date, the interest rate for a CORRA Interest Determination Date that occurs on or after such Index Cessation Effective Date will be the CAD Recommended Rate determined in accordance with (i) and (ii) below, to which the Calculation Agent will apply the most recently published spread and make such adjustments as are necessary to account for any difference in the term, structure or tenor of the CAD Recommended Rate in comparison to CORRA, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, and notifies to the Calculation Agent, are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such Applicable Fallback Rate for debt obligations comparable to the CORRA Notes in such circumstances:

(i)

Index Cessation Effective Date with respect to CORRA. If there is a CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA but neither the administrator nor authorized distributors provide or publish the CAD Recommended Rate and an Index Cessation Effective Date with respect to the CAD Recommended Rate has not occurred, then, in respect of any day for which the CAD Recommended Rate is required, references to the CAD Recommended Rate will be deemed to be references to the last provided or published CAD Recommended Rate.

(ii)

No CAD Recommended Rate or Index Cessation Effective Date with respect to CAD Recommended Rate. If there is no CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA, or there is a CAD Recommended Rate and an Index Cessation Effective Date subsequently occurs with respect to such CAD Recommended Rate, then the Base Rate for a CORRA Interest Determination Date that occurs on or after such applicable Index Cessation Effective Date will be the BOC Target Rate (as defined below). If neither the administrator nor authorized distributors provide or publish the BOC Target Rate and an Index Cessation Effective Date with respect to the BOC Target Rate has not occurred, then, in respect of any day for which the BOC Target Rate is required, references to the BOC Target Rate will be deemed to be references to the last provided or published BOC Target Rate.

Applicable Fallback Rate Conforming Changes. Notwithstanding the foregoing, in connection with the implementation of an Applicable Fallback Rate, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, may make such adjustments to the Applicable Fallback Rate or the spread thereon, if any, as well as the business day convention, the calendar day count convention, interest determination dates, interest reset dates and related provisions and definitions (including observation dates for reference rates), in each case that are consistent with accepted market practice for the use of the Applicable Fallback Rate for debt obligations such as the CORRA Notes in such circumstances.

Any determination, decision or election that may be made by the Company or the Calculation Agent, as applicable, in relation to the Applicable Fallback Rate, including any determination with respect to an adjustment or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding, absent manifest error; (ii) if made by the Company, will be made in the Company’s sole discretion, or, as applicable, if made by the Calculation Agent will be made after consultation with the Company and the Calculation Agent will not make any such determination, decision or election to which the Company objects and will have no liability for not making any such determination, decision or election; and (iii) shall become effective without consent from the holders of the CORRA Notes or any other party.

Definitions. As used in the foregoing terms and provisions relating to the determination of CORRA:

“Applicable Fallback Rate” means the CAD Recommended Rate, or the BOC Target Rate, as applicable;

“BOC Target Rate” means the Bank of Canada’s target for the overnight rate as set by the Bank of Canada and published on the Bank of Canada’s website or, if the Bank of Canada does not target a single rate, the mid-point of the target range set by the Bank of Canada and so published (calculated as the arithmetic average of the upper bound of the target range and the lower bound of the target range, rounded, if necessary, to the nearest second decimal place, 0.005 being rounded upwards);

“CAD Recommended Rate” means the rate (inclusive of any spreads or adjustments) recommended as the replacement for CORRA by a committee officially endorsed or convened by the Bank of Canada for the purpose of recommending a replacement for CORRA (which rate may be produced by the Bank of Canada or another administrator) and as provided by the administrator of that rate or, if that rate is not provided by the administrator thereof (or a successor administrator), published by an authorized distributor;

“Index Cessation Effective Date” means, in respect of an Index Cessation Event, the first date on which CORRA or the Applicable Fallback Rate, as applicable, is no longer provided. If CORRA or the Applicable Fallback Rate, as applicable, ceases to be provided on the same day that it is required to determine the Base Rate for an interest period pursuant to the terms of an applicable series of CORRA Notes but it was provided at the time at which it is to be observed pursuant to the terms and provisions of such series of CORRA Notes (or, if no such time is specified in the terms and provisions of such series, at the time at which it is ordinarily published), then the Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

“Index Cessation Event” means:

(A)

a public statement or publication of information by or on behalf of the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, announcing that it has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable; or

(B)

a public statement or publication of information by the regulatory supervisor for the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, the Bank of Canada, an insolvency official with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, a resolution authority with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, which states that the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i) If “Refinitiv Page FRBCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily statistical release published by the Federal Reserve Board available through its website at https://www.federalreserve.gov/releases/h15/, or any successor site or publication, and designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation) (“H.15 Daily Update”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”), as such yield is displayed on Refinitiv (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Refinitiv Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Refinitiv Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rate does not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in the H.15 Daily Update. (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the Agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, that if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

(ii) If “Refinitiv Page FEDCMT” is the specified CMT Refinitiv Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the H.15 Daily Update under the caption H.15 TCM as such yield is displayed on Refinitiv on page FEDCMT (or any other page as may replace such page on such service) (“Refinitiv Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. The Calculation Agent will follow the following procedures if the Refinitiv Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Refinitiv Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM. (b) If such rates required to compute such average yield do not appear in the H.15 Daily Update, the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. (c) If the Federal Reserve Board does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper—Nonfinancial.” If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in U.S. dollar commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on such Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR Interest Determination Date, which is the second T2 Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a Base Rate equal to the interest rate for deposits in euro designated as “EURIBOR” as sponsored, calculated and published by EMMI having the index maturity specified on the face hereof, as that rate appears on Refinitiv Page EURIBOR01 (or any other page as may replace such page on such service) (“Refinitiv Page EURIBOR01”) as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.

Unless otherwise specified on the face hereof, the following procedures will be followed if EURIBOR cannot be determined as described above:

(I) If the rate described above does not appear on Refinitiv Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent, after consultation with the Company: euro deposits having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of those quotations.

(II) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR index maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

(III) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial Base Rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company or its designee determines that a Benchmark Event has occurred in relation to any Notes that reference EURIBOR, then, pursuant to the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR,” the Company will use reasonable efforts to appoint an Independent Financial Adviser for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “Benchmark Discontinuation—Reference Rate Replacement—EURIBOR” shall, in such circumstances, apply to the EURIBOR Notes.

Benchmark Discontinuation—Reference Rate Replacement—EURIBOR

Notwithstanding the foregoing, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that a Benchmark Event (as defined below) has occurred when any interest rate (or the relevant component part thereof) remains to be determined by reference to EURIBOR, then the following provisions shall apply:

•

the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an alternative rate (the “Alternative Benchmark Rate”) and, in either case, an alternative screen page or source (the “Alternative Relevant Screen Page”) and an Adjustment Spread (as defined below) (if applicable) no later than three Business Days prior to the relevant Interest Determination Date relating to the next succeeding interest period (the “IA Determination Cut-off Date”) for purposes of determining the interest rate applicable to the Notes for all future interest periods;

•

the Alternative Benchmark Rate will be such rate as the Company and the Independent Financial Adviser agree has replaced the relevant reference rate in customary market usage for the purposes of determining the applicable interest rate or, if the Company and the Independent Financial Adviser agree that there is no such rate, such other rate as the Company and the Independent Financial Adviser agree is most comparable to the relevant reference rate, and the Alternative Relevant Screen Page shall be such page of an information service as displays the Alternative Benchmark Rate;

•

if the Company is unable to appoint an Independent Financial Adviser, or if the Company and the Independent Financial Adviser cannot agree upon, or cannot select a Successor Rate or an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the IA Determination Cut-off Date in accordance with the clause immediately above, then the Company may determine which (if any) rate has replaced the relevant reference rate in customary market usage for purposes of determining the applicable interest rate or, if the Company determines that there is no such rate, which (if any) rate is most comparable to the relevant reference rate, and the Alternative Benchmark Rate will be the rate so determined by the Company, and the Alternative Relevant Screen Page will be such page of an information service as displays the Alternative Benchmark Rate; provided, however, that if this clause applies and the Company is unable or unwilling to determine an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the Interest Determination Date relating to the next succeeding interest period in accordance with this clause, the reference rate applicable to such interest period will be determined pursuant to the interest rate provisions for Notes referencing EURIBOR as applicable and as outlined above under the captions “EURIBOR Notes”;

•

if a Successor Rate or an Alternative Benchmark Rate and an Alternative Relevant Screen Page is determined in accordance with the preceding provisions, such Successor Rate or such Alternative Benchmark Rate and such Alternative Relevant Screen Page will be the benchmark and the Relevant Screen Page in relation to the Notes for all future interest periods;

•

if the Company determines, together with the Independent Financial Adviser, that (A) an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Benchmark Rate and (B) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread will be applied to the Successor Rate or the Alternative Benchmark Rate for each subsequent determination of a relevant interest rate and Interest Amount(s) (or a component part thereof) by reference to such Successor Rate or such Alternative Benchmark Rate;

•

if a Successor Rate or an Alternative Benchmark Rate and/or Adjustment Spread is determined in accordance with the above provisions, the Company may also specify additional changes applicable to the Notes, and the method for determining the fallback rate in relation to the Notes, to follow market practice in relation to the Successor Rate or the Alternative Benchmark Rate and/or the Adjustment Spread, which changes shall apply to the Notes for all future interest periods; and

•

the Company will promptly, following the determination of any Successor Rate or any Alternative Benchmark Rate and any Alternative Relevant Screen Page and any Adjustment Spread (if any), give notice thereof and of any changes pursuant to the clause immediately above to the Calculation Agent, the fiscal and paying agent and the holders of the Notes.

“Adjustment Spread” means either a spread (which may be positive or negative) or a formula or methodology for calculating a spread, which the Company determines should be applied to the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), as a result of the replacement of the relevant reference rate with the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), and is the spread, formula or methodology which:

•

in the case of a Successor Rate, is recommended or formally provided as an option for parties to adopt, in relation to the replacement of the reference rate with the Successor Rate by any Relevant Nominating Body; or

•

in the case of a Successor Rate for which no such recommendation has been made, or option provided, or in the case of an Alternative Benchmark Rate, the spread, formula or methodology which the Company determines to be appropriate to reduce or eliminate, to the fullest extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to holders as a result of the replacement of the reference rate with the Successor Rate or the Alternative Benchmark Rate (as applicable).

“Benchmark Event” means:

(a) the relevant reference rate (or component thereof) has ceased to be published on the Relevant Screen Page as a result of such benchmark (or component thereof) ceasing to be calculated or administered; or

(b) a public statement by the administrator of the relevant reference rate (or component thereof) that it will cease publishing such reference rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of such reference rate) (or component thereof); or

(c) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that such reference rate (or component thereof) has been or will be permanently or indefinitely discontinued; or

(d) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that means that such reference rate (or component thereof) will be prohibited from being used or that its use will be subject to restrictions or adverse consequences; or

(e) a public statement by the supervisor of the administrator of the relevant reference rate (or component thereof) that, in the view of such supervisor, such reference rate (or component thereof) is no longer representative of an underlying market; or

(f) it has or will become unlawful for the Calculation Agent or the Company to calculate any payments due to be made to any holder using the relevant reference rate (or component thereof) (including, without limitation, under the Benchmarks Regulation (EU) 2016/1011, if applicable), provided that the Benchmark Event shall be deemed to occur only (i) in the case of paragraphs (b) and (c) above, on the date of the cessation of the relevant reference rate (or component thereof) or the discontinuation of the reference rate (or component thereof), as the case may be, (ii) in the case of paragraph (d) above, on the date of prohibition of use of the reference rate (or component thereof) and (iii) in the case of paragraph (e) above, on the date with effect from which the reference rate (or component thereof) will no longer be (or will be deemed by the relevant supervisor to no longer be) representative of its relevant underlying market and which is specified in the public statement, and, in each case, not the date of the relevant public statement.

“euro-zone” means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

“Independent Financial Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the international debt capital markets, in each case appointed by the Company.

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

•

the European Union, the central bank, reserve bank, monetary authority or similar institution for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

•

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.

“Successor Rate” means the reference rate (and related alternative screen page or source, if available) that the Independent Financial Adviser (with the Company’s agreement) determines is a successor to or replacement of the relevant reference rate which is formally recommended by any Relevant Nominating Body.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Refinitiv on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Refinitiv Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest Determination Date for United States dollar Federal Funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Refinitiv Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Refinitiv on page 5 (or any other page as may replace such page on such service) (“Refinitiv Page 5”), or, if such rate does not appear on Refinitiv Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Refinitiv Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Refinitiv Page USFFTARGET= (or any other page as may replace such page on such service) (“Refinitiv Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Refinitiv Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on “USPRIME1” as that bank’s Prime Rate or base lending rate as of 11:00 a.m., New York City time, on such Interest Determination Date. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

“USPRIME1” means the display on the Refinitiv 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying Prime Rates or base lending rates of major U.S. banks.

Determination of SOFR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of SOFR” section), if the Base Rate set forth on the face hereof is SOFR, this Security will bear interest for each Interest Reset Period at the interest rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the SOFR Administrator (as defined below) or calculable at such time by reference to such published rates, in each case as specified in the applicable pricing supplement, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

SOFR Notes will be Compounded SOFR Notes or Compounded SOFR Index notes, as described below, unless otherwise specified on the face hereof.

Unless the face hereof specifies otherwise, the interest rate applicable for each interest period will be the rate determined by the Calculation Agent, with respect to any Interest Determination Date relating to a floating rate note or fixed rate/floating rate note for which the interest rate is determined with reference to SOFR (a “SOFR Interest Determination Date”) at a Base Rate equal to compounded daily SOFR (“Compounded SOFR”), calculated as described below or by any other method of calculation specified on the face hereof.

The amount of interest accrued and payable on SOFR Notes for each interest period will be equal to the product of (i) the outstanding principal amount of SOFR Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 360.

Promptly upon such determination, the Calculation Agent will notify the Company of the floating interest rate for the relevant interest period. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be made in the Calculation Agent’s sole discretion and will be conclusive and binding absent manifest error.

The SOFR Interest Determination Date for Compounded SOFR Notes and Compounded SOFR Index Notes means the day that is the number of U.S. Government Securities Business Days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date) in respect of the relevant interest period, as specified on the face hereof. Unless the face hereof specifies otherwise, the SOFR Interest Determination Date for each interest period will be two U.S. Government Securities Business Days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or Repayment Date).

Notwithstanding the foregoing paragraphs, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark

Replacement Date,” which are referred to as the “benchmark transition provisions” herein, will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified on the face hereof.

Compounded SOFR Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded SOFR,” then “Compounded SOFR,” with respect to any interest period, means the rate of return of a daily compounded interest investment calculated in accordance with the following formula:

where:

“d0”, for any observation period, means the number of U.S. Government Securities Business Days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Day in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant observation period;

“SOFRi”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is equal to SOFR in respect of that day “i”;

“ni”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day (“i+1”);

“d” means the number of calendar days in the relevant observation period;

“observation period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify on the face hereof) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or Repayment Date);

“SOFR” means, with respect to any U.S. Government Securities Business Day:

(1) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”); or

(2) if the rate specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date (as each such term is defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have occurred, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website; or

(3) If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Benchmark Replacement, subject to the provisions described, and as defined, below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date.”

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate);

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not part of this document and is not incorporated herein by reference; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Compounded SOFR Index Notes

If the face hereof specifies the calculation method for any SOFR Note as being “Compounded Index Rate,” then “Compounded SOFR,” with respect to any interest period, means the rate computed in accordance with the following formula:

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified on the face hereof, preceding the Interest Payment Date relating to the relevant interest period; and

“dc” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i)

if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—SOFR Index Unavailable” provisions below; or

(ii)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date” provisions below.

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SOFR Index Unavailable

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated SOFR Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “observation period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the observation period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in our sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indenture or the SOFR Notes, shall become effective without consent from the holders of the SOFR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth herein or in the applicable pricing supplement.

Certain Defined Terms. As used in this “—Determination of SOFR” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, producing a commercially reasonable result as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, after giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” the manner, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and other administrative matters) that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR calculated by reference to daily SOFR, the SOFR Determination Time, and (2) if the Benchmark is Compounded SOFR calculated by reference to SOFR Index, the SOFR Index Determination Time, and (3) if the Benchmark is not Compounded SOFR calculated by reference to SOFR or SOFR Index, the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website.

“Specified SOFR” means the Compounded SOFR, as described above, or another Base Rate calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as specified on the face hereof of the SOFR Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Refinitiv on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills of the kind described above, as announced by the United States Department of the Treasury. If the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not so announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities—Treasury bills (secondary market)” (or any successor caption or heading). If such rate is not published in the H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if fewer than three dealers selected by the Calculation Agent are quoting as mentioned in the prior sentence, the Treasury Rate for the new Interest Reset Period will be the Treasury Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding Interest Reset Date, the initial interest rate will remain in effect for the new Interest Reset Period.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date, provided that any such redemption will be subject to the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the “Federal Reserve”), if then required. Such Initial Redemption Percentage, if more than 100% , shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least five but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 60 days prior to the relevant redemption date, unless a shorter notice period shall be satisfactory to the Trustee. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 10 but not more than 60 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. This Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder, or acceleration of maturity upon certain events of bankruptcy, insolvency or reorganization of the Company or receivership or conservatorship of a Major Bank (as defined in the Indenture), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) ) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security[, provided no action provided in this Section shall be taken without the Company’s consent where it would result in the Notes not being Tier 2 capital for Federal Reserve purposes].

Section 9. Subordination; Obligations of the Company Absolute. The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and subject in right of the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. The Indenture provides that in the event of insolvency, bankruptcy, receivership, reorganization, liquidation or similar proceedings of the Company (an “insolvency event”), all Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on, the Securities of this series. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of an insolvency event relating to the Company, there remains, after giving effect to the subordination provisions referred to in Section 1614 of the Indenture, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Senior Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of the Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Senior Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust.)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to, but excluding, the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 10 but not more than 60 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 1 Columbus Circle, New York, New York 10019, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $_______________.

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_____________________.

Dated:_______________
Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

Exhibit 4.3(j)

THIS MASTER GLOBAL NOTE IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[THIS SECURITY IS SUBORDINATED, AS TO PRINCIPAL, INTEREST AND PREMIUM, AND ADDITIONAL AMOUNTS, IF ANY, TO ALL “SENIOR INDEBTEDNESS” OF KEYCORP, INCLUDING ALL OBLIGATIONS TO KEYCORP’S GENERAL CREDITORS (OTHER THAN OBLIGATIONS TO TRADE CREDITORS INCURRED IN THE ORDINARY COURSE OF KEYCORP’S BUSINESS). THIS SECURITY IS NOT SECURED BY ANY ASSETS OF KEYCORP OR BY THE ASSETS OF ANY OF ITS SUBSIDIARIES OR AFFILIATES, IS NOT GUARANTEED BY ANY OF KEYCORP’S SUBSIDIARIES OR AFFILIATES, AND IS INELIGIBLE AS COLLATERAL TO SECURE A LOAN OR EXTENSION OF CREDIT FROM KEYCORP OR ANY OF ITS SUBSIDIARIES.]

REGISTERED	KEYCORP FORM OF SUBORDINATED MEDIUM-TERM	REGISTERED
No. 001	NOTE, SERIES V (MASTER GLOBAL NOTE)

If the registered owner of this Master Global Note (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Master Global Note is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Master Global Note (as indicated below) is [________________] (“[________]”) or a nominee of [_________], this Master Global Note is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [_________________] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [_________________] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [_________________] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [_________________], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

KEYCORP, an Ohio corporation (herein referred to as the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [___________], or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by Deutsche Bank Trust Company Americas, or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE ISSUER’S SENIOR INDEBTEDNESS.

This Master Global Note is a valid and binding obligation of the Issuer.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES V

(MASTER GLOBAL NOTE)

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, subordinated medium-term notes, Series V due nine months or more from the date of issue (“Series V”), all issued or to be issued under and pursuant to an Indenture dated as of June 10, 1994, as it may be supplemented from time to time (the “Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated June 10, 2026, with respect to, among other things, the establishment of Subordinated Medium-Term Notes, Series V) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. As provided in the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001, a Second Supplemental Indenture dated as of November 13, 2013 and a Third Supplemental Indenture dated as of June 16, 2023, copies of which are available from the Issuer or the Trustee. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series V are unlimited.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED JUNE 10, 2026, AND PROSPECTUS DATED JUNE 5, 2026 (EACH, AS IT MAY BE AMENDED OR SUPPLEMENTED, A “PRICING SUPPLEMENT”) RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

Capitalized terms used herein that are not defined herein shall have the meanings assigned to them in the Indenture.

The indebtedness evidenced by this Master Global Note is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Issuer, as defined in the Indenture, and each Holder of this Master Global Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Master Global Note as

4

provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. The Indenture provides that in the event of insolvency, bankruptcy, receivership, reorganization, liquidation or similar proceedings of the Issuer (an “insolvency event”), all Senior Indebtedness of the Issuer shall be entitled to be paid in full before any payment shall be made on, the Securities of this series. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

The indebtedness evidenced by this Master Global Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of Other Senior Obligations. In particular, the Indenture provides that if upon the occurrence of an insolvency event relating to the Issuer, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of this Master Global Note (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of Other Senior Obligations have not received payment in full of all amounts due or to become due on or in respect of such Other Senior Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of this Master Global Note.

Subject to the rights of holders of Senior Indebtedness and Other Senior Obligations of the Issuer set forth in this Master Global Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.

At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Master Global Note.

Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) [The Depository Trust Company][_____________________], as depositary (the “Depository”), notifies the Issuer that it is unwilling or unable to continue as Depository for this Master Global Note, or (ii) if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if then required by applicable law or regulation, and in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving notice or becoming aware the Depository is unwilling or unable to continue as depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event

5

of Default relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depository or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement. Such definitive notes shall be registered in the name or names of such person or persons as the Depository shall instruct the registrar.

Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

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ASSIGNMENTS

FOR VALUE RECEIVED, the undersigne

d hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the Master Global Note of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Master Global Note on the books of the within-named Issuer, with full power of substitution in the premises.

Dated _________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Master Global Note in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

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